Exhibit 10.12

CONFIDENTIAL TREATMENT REQUESTED

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND NOTED WITH “****”.
THE SERVICE LEVEL SCHEDULE, EXHIBIT A AND THE RISK ADDENDUM HAVE BEEN OMITTED AND NOTED WITH “****” BASED ON A
REQUEST FOR CONFIDENTIAL TREATMENT.

AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE
SECURITIES AND EXCHANGE COMMISSION.

Execution Version

MASTER SERVICES AGREEMENT

This Master Services Agreement dated as of June 30, 2009, is made between Fifth Third Bancorp, an Ohio corporation, on behalf of itself and its subsidiary depository institutions, having its principal office at 38 Fountain Square Plaza, Cincinnati, Ohio 45763 (collectively “Customer”) and Fifth Third Processing Solutions, LLC having its principal office at 38 Fountain Square Plaza, Cincinnati, Ohio 45763 (“Vendor”).  For the mutual promises made herein and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, Vendor and Customer hereby agree as follows which shall be effective on the date first stated in this Agreement (“Effective Date”):

1.          DEFINITIONS

For the purposes of this Agreement, the following terms shall have the meanings set forth below:  (a) “Agreement” shall mean this Master Services Agreement and each Addendum executed by both parties and attached hereto or referenced in this Agreement, and all documents and other materials incorporated herein by reference;  (b) “Addendum” or “Addenda” shall mean the addenda executed by both parties and incorporated herein or referenced in this Agreement, which, together with this Master Services Agreement, describe the terms under which the data processing services will be provided by Vendor to Customer, and the fees to be charged therefor;  (c) “Services” shall mean the services, functions and responsibilities provided by Vendor to Customer as described in the Agreement and the Addenda; and, (d) other defined terms applicable to this Agreement and each Addendum will be contained in the “Core Services Addendum” or such other Addendum entered into from time to time by Vendor and Customer and incorporated therein.  In the event of an inconsistency between the terms of any Addenda and the terms in the Master Services Agreement, the terms in the Addenda shall control.  The parties agree that all Addenda shall be incorporated herein and made part of this Agreement.  This Master Services Agreement contains the general terms and conditions applicable to each Addendum.  Each Addendum describes the specific Services to be provided by Vendor to Customer and supplements the Master Services Agreement.

2.          SERVICES

(a)      Vendor’s Obligations.  Vendor will perform the Services as set forth in the Agreement and the Addenda.  The parties expressly acknowledge that prior to the Effective Date, Vendor was a part of Customer and providing the Services to Customer.  It is expressly agreed that on and after the Effective Date that, unless otherwise specified herein, the Services shall be provided in a manner that is substantially the same as Vendor’s historical practices and procedures of providing the Services as the Services were being provided prior to the Effective Date.  Vendor may make changes in the Services based upon, but not limited to, technological developments, legislative or regulatory changes, or the introduction of new services by Vendor, provided that such changes do not result in a material degradation, diminishment or reduction in any of the Services or their functionality, accuracy, or timeliness or, except in the case of new services which are introduced, result in a material change in cost to Customer.  Vendor will use its reasonable best efforts to notify Customer of any such changes that will materially affect Customer at least **** days prior to the implementation date of any such change.  Customer may request new services and Vendor and Customer will work in good faith to estimate the time and costs of any such service but Vendor shall be under no obligation to provide such services except as specifically agreed in writing.  Vendor will notify Customer in writing within **** days of such request whether Vendor will provide such new service along with the estimated time and costs.

(b)     Exclusivity; Exceptions.  Unless otherwise excluded by the terms of the Core Services Addendum or other Addendum, the parties agree that Vendor shall be the exclusive provider to Customer and each of its depository institution affiliates of the Services described in the Core Services Addendum and any other Addenda to this Agreement (except as specifically set forth in such Addenda).   ****

**** Notwithstanding anything in this paragraph, Vendor agrees that Customer may obtain any Service provided under this Agreement from another provider (or Customer may perform such services for itself) (i) in the event of a Force Majeure Event (as defined below) which prevents Vendor from performing such Service but only for so long as Vendor is so prevented (it being understood that upon the resolution of the Force Majeure Event, Vendor shall promptly recommence being Customer’s exclusive provider of the Services, and Vendor shall reimburse Customer for any documented reasonable out of pocket costs, including any applicable fee, penalty and transition costs, which shall include, but are not limited to, any termination payment with the other service provider in connection with converting back to Vendor); (ii) if Vendor completely fails to perform any such Service; or (iii) with respect to the acquisition of a Future Affiliate (as defined below) or branches or offices thereof, subject to an existing arrangement with another processor with respect to such Services as set forth in (c) below.  In the event that the Customer obtains any Service from a party other than Vendor or performs any Service for itself pursuant to the exceptions in this Section 2(b) above, then, in the event that Vendor subsequently provides such Service, Vendor, in its sole discretion, may elect to cause Customer to use Vendor exclusively for such Service, provided, however, should Vendor make such election Vendor hereby agrees, and shall further agree in writing following such election, that Vendor shall reimburse Customer for any documented applicable fee, penalty and transition costs, which shall include but are not limited to any termination payment, conversion and deconversion costs and expenses that Customer is contractually obligated to pay to the party then providing such Service to Customer and Customers documented internal time and materials costs, but shall not include any fees paid by Customer to such third party for such replacement services.  At Vendor’s request Customer shall provide an estimate of the amount which Vendor will be required to reimburse Customer pursuant to the preceding sentence prior to Vendor determining whether to exercise the rights therein; provided that such estimate will not be a limit on the amount due Customer in the event of any such termination.

(c)      Affiliate Servicing.  Customer is a parent or holding company for various financial institutions and has executed, and is empowered to authorize, the Agreement on behalf of itself and such financial institutions so that each of its affiliated financial institutions does not have to enter into a separate agreement.  “Affiliate” or “Affiliates”, as used herein, shall mean a retail and/or commercial banking, financial institution in which more than fifty percent (50%) of the equity or stock of such institution is either owned by or directly controlled by Customer (or any successor).  Notwithstanding the foregoing, Vendor and Customer agree that Customer shall be liable for the obligations of each Affiliate and each Affiliate shall be liable for its own obligations, but shall not be jointly liable to Vendor for obligations of Customer or any other Affiliate.  Vendor shall maintain records and segregate the transactions and settlement by individual Affiliate entity using the acronyms for such Affiliate designations as agreed upon by Customer and Vendor.  In the event Customer acquires any other Affiliates after the Effective Date (“Future Affiliate”):

(i)         if such Future Affiliate is not receiving services similar to the Services from any source at the time of the acquisition or at such later time as it ceases to receive such similar services as contemplated by clause (ii) below, then the Future Affiliate shall receive the Services from Vendor pursuant to this Agreement.

(ii)      if such Future Affiliate is receiving services similar to the Services hereunder pursuant to another agreement, Customer shall not be required to terminate such pre-existing agreement if it would be required to pay termination fees or other penalties in order to terminate such other agreement and/or convert such Future Affiliate to the Services hereunder, provided, however, that Vendor may, in its sole discretion, elect to direct such Future Affiliate to terminate such other agreement provided, however, should Vendor make such election Vendor hereby agrees, and shall further agree in writing following such election, that Vendor shall reimburse Customer for any documented applicable fee, penalty and transition costs borne by Customer or such Future Affiliate and payable to such third party service provider in connection with termination, which shall include but will not be limited to any termination payment, conversion and deconversion costs and expenses that Customer is contractually obligated to pay to such third party service provider and Customer’s documented internal time and materials costs.   At Vendor’s request Customer shall provide an estimate of the amount which Vendor will be required to reimburse Customer pursuant to the preceding sentence prior to Vendor determining whether to exercise the rights therein; provided that such estimate will not be a limit on the amount due Customer in the event of any such termination.

Not in limitation of the foregoing, in the event Customer or any of its Affiliates acquires, is acquired or merges with any banks, other entities, branches or businesses that have entered into an agreement to provide services similar to the Services with a third party other than Vendor, whether or not Customer or its applicable Affiliate is the surviving bank or entity (a “Bank Transaction”), then the successor or those merged or acquired banks, other entities, branches or businesses may continue to receive such services under their existing contracts or agreements (the “Existing Agreements”) for the duration of those contracts or agreements; provided, however, that: (A) if directed to do so by Vendor, Customer (or its successor) will terminate such contract and Vendor will pay any and all termination, conversion or other fees, costs and expenses (including reasonable attorney’s fees and court costs) and will assume any and all liabilities associated with such termination; (B) Customer (or its successor) shall terminate or not renew all such contracts or arrangements as soon as reasonably possible if such termination may be accomplished without the payment of fees or the occurrence of any other penalty or liability; provided that Vendor shall remain liable for any liabilities and expenses incurred by Customer as contemplated pursuant to subsection (A) above; (C) any new branches or businesses created after the date of such merger or acquisition shall receive Services from Vendor pursuant to the terms of this Agreement as though originally a part of Customer as of the date hereof under this Agreement; and (D) all banks, branches and other entities of Customer in existence immediately prior to the time of such merger or acquisition shall continue to receive Services from Vendor pursuant to the terms of this Agreement.

(iii)   In the event Customer acquires banks, branches or businesses processing under an existing contract between the acquired entity and Vendor, Customer shall be entitled to utilize the lower of the pricing contained in such agreement for the acquired entity for the remainder of the term of that agreement or allow the acquired entity to utilize the pricing under this Agreement for Services hereunder without penalty under the existing agreement.

(iv)  In the event of any conversion of a Future Affiliate to Vendor’s system and/or the Services, except as permitted by the proviso to this sentence and Section 2(c)(ii) above, such conversion shall be at no charge to Customer or such Future Affiliate and Vendor further agrees to afford and provide Customer with priority consideration and priority scheduling, at least as favorable as that generally provided to Vendor’s large financial institution customers, in the conversion of such Future Affiliate, provided that Vendor shall be permitted to charge such Future Affiliate for actual costs borne by Vendor in connection with such conversion.

(d)     ****

(e)      Without limiting Vendor’s obligations hereunder, Vendor will not delegate, assign or otherwise arrange for the provision of all or part of the Services to be performed by an agent, contractor, supplier or vendor of Vendor (“Subcontractor”) without the prior written consent of Customer, such consent not to be unreasonably withheld, conditioned or delayed.  It shall not be considered unreasonable for Customer to withhold its consent if, in the reasonable good faith opinion of Customer (supported by the reasoned judgment of counsel) it would cause a violation of applicable laws or regulations or if the proposed Subcontractor is a director competitor of Customer; provided, however, that Vendor shall not be required to obtain Customer’s consent in the event such Subcontractor is approved for use by Customer as of the date of this Agreement.  In the event Customer consents to a Subcontractor, Vendor’s written agreement with such Subcontractor shall include provisions that ensure that such Subcontractor have in place the technological, physical and organizational security safeguards to protect confidential information of Customer and customers of Customer against anticipated threats or hazards, loss, theft, unauthorized access, disclosure, copying use, modification, disposal and destruction of confidential information and will cause any Subcontractor to adhere to the requirements of this Agreement.  Vendor agrees that its obligations hereunder are not relieved or diminished in the event of the errors or omissions of a Subcontractor and that Vendor is responsible for the performance, acts and omissions of any Subcontractor.  No Services will be performed outside the United States (including those of Subcontractors) without the express and prior written consent of Customer, which consent shall not be unreasonably withheld or delayed, giving consideration to the diligence requirements of Customer as a regulated entity.

(f)        Vendor represents, warrants and covenants that it is Payment Card Industry Data Security Standard (“PCI DSS”) compliant as required by the card associations and Networks and will remain PCI DSS compliant for applicable card associations and Networks during the term of this Agreement, all Services will be provided in compliance with the Network Documentation and will comply with all applicable bylaws, operating regulations and rules of the same.

3.          TERM

The term of this Agreement shall commence June 30, 2009, and shall continue thereafter for the term set forth in the Core Services Addendum attached hereto and incorporated herein by reference, unless earlier terminated in accordance with this Agreement or any Addendum.

4.          FEES AND PAYMENTS

(a)      The Customer shall pay to Vendor for the Services performed, the fees and expenses at the rates set forth in the Fee Schedule to the Core Services Addenda, which shall be described on a Vendor’s Services Invoice. Such invoice shall be issued monthly for Services rendered during the prior month no later than the **** day of each calendar month.  Vendor shall provide such invoices segregating charges and amounts owed by individual Affiliate entity using the acronyms for such Affiliate designations as agreed upon by Customer and Vendor.  Such invoices shall provide customary detail and backup in a manner sufficient to determine the accuracy and validity of the billing.  Customer may request reasonable additional information with such detailed summary. Customer shall pay the amount of such invoice by having Vendor debit, via ACH, Customer’s billing account upon delivery of the invoice.  Amounts due to or from each party hereunder may be netted on invoices provided an appropriate description appears on the invoices.  ****

****

It is the responsibility of Vendor to accurately invoice Services provided under this Agreement.  Notwithstanding that Customer has paid any invoice, Customer shall have the right to dispute any amount for a period of sixty (60) days from the date of the invoice on which such amount appeared.  To the extent any dispute is ultimately resolved in the Customer’s favor, Vendor shall refund to Customer the applicable disputed amount plus daily interest at the applicable federal funds rate beginning to accrue as of the date of payment by Customer.  Vendor may not increase the fees during the first **** (****) **** of the Initial Term of any Addendum, excluding any price increase due to increased taxes as described in Section 15, increased fees or assessments imposed by third party providers such as, but not limited to, telecommunication companies and national or regional network switch providers (“Third Party Increases”).  After the first **** (****) **** of the Initial Term, Vendor may change, at its discretion, any fee upon notice to Customer; provided, however, that any increase in prices for existing recurring Services shall not exceed the lesser of **** percent (****%) per annum, or **** percent (****%) of the change, expressed as a percentage in the official Consumer Price Index (“CPI”) (CPI=the annual percentage increase in the Consumer Price Index of All Urban Consumers (CPI-U) United States City Average, as published by the U.S. Department of Labor, Bureau of Labor Statistics, Chain-type Price Index, as published by the U.S. Department of Commerce Bureau of Economic Analysis or any successor thereto (for the most recent 12 month period for which data is available), in any calendar year, excluding any Third Party Increases.  Vendor agrees that Vendor may not add any new fees or line items to the current fee schedule at any time during the Term without the written agreement of Customer; **** in any case upon notice to Customer and, upon Customer’s request, provision to Customer of evidence of such increase that is reasonably satisfactory evidence to Customer .    Any Third Party Increases are on a pass through basis ****.

(b)     Notwithstanding any other provisions of this Section 4, in the event that by virtue of any law, rule, or regulation now existing or hereinafter enacted, Vendor or Customer becomes obligated to change in any fashion its manner of doing business in order to comply with such law, rule or regulation and Vendor incurs any increased cost by virtue thereof, Vendor may increase its fees to Customer as necessary to offset such increased costs to the extent such costs are related to Customer.  If such increased costs affect Customer and other customers of Vendor, any such increased costs shall be allocated among all affected customers of Vendor on a reasonable basis.  Any increased fees hereunder, shall not be taken into account for purposes of any price adjustment.

(c)      ****

5.          TITLE TO THE SERVICES

Unless specifically set forth in an Addendum to the contrary, Customer agrees it is acquiring only a limited, nontransferable, non-sublicensable, non exclusive right to use the Services; provided, however, that this shall not limit Customer’s rights to use the Services among Customers’ affiliates.  Vendor shall at all times retain exclusive title to the Services, including without limitation, any materials delivered to Customer hereunder and any invention, development, product, intellectual property, technology, content, trade name, trademark, service mark, software program, or derivative thereof, developed in connection with providing the Services or during the term of this Agreement.  Notwithstanding the foregoing, Vendor obtains no right, title or interest to (i) confidential information provided by Customer about Customer, its business or the transactions or confidential information of Customer’s customers pursuant to this Agreement or (ii) data of Customer or Customer’s customers, provided that Customer shall grant Vendor access to Customer’s systems to receive the Services.  Customer hereby grants to the Company a license during the term of this Agreement to so access Customer’s systems and to use any such such information and data in connection with Vendor’s performance of its obligations hereunder.  Vendor represents, warrants and covenants that, to its knowledge, the Services and any related materials, product, content, Software and any Confidential Information supplied by Vendor do not infringe upon any patent, copyright trademark or other proprietary information or intellectual property right of any third person.  In the event of any claim of infringement (or reasonable basis for such a claim pursuant to the opinion of Vendor’s counsel), Vendor may either continue to provide the Services to Customer with non-infringing systems of equal functionality, obtain the right to continue to provide the Services to Customer, or discontinue the Service.

6.          CONFIDENTIAL INFORMATION

(a)          Confidential Information Supplied by Vendor.  Customer acknowledges that the methods, techniques, programs, devices and operations of Vendor are of a confidential nature, and are valuable and unique assets of Vendor’s business.  During the term of this Agreement and following the expiration or termination thereof, Customer shall not disclose any such confidential information to any person or entity, other than to those employees and agents of Customer who participate in the performance of this Agreement and need access to such information, and/or governmental agencies that regulate and examine Customer, provided however, Customer may disclose information it receives as may be required by any federal, state or local ordinance, any regulation or directive of any governmental agency or any court order or legal process upon prior written notice and consent of Vendor.  Upon the later of the expiration/termination of this Agreement and the date Customer is no longer required to maintain such confidential information for governmental/regulatory compliance, Customer shall either deliver to Vendor all confidential information of Vendor, and all copies thereof, relating in any way to the Services or to Vendor, whether delivered in physical paper version or electronically to Customer or, alternatively, certify in writing to Vendor that all such confidential information has been properly destroyed by Customer.  Customer acknowledges that it does not have nor can Customer acquire any right in or claim to such confidential information. Customer shall take all necessary steps, to cause its employees, agents, and third party auditors, to comply with the terms of this Section 6(a).  Customer acknowledges that Vendor shall be entitled to seek injunctive relief and any other remedies as may be available at law or in equity in the event Customer or its employees or agents violate the provisions contained in this Section 6(a).  The restrictions contained in this Section 6(a) shall not apply to any information which (i) becomes a matter of public knowledge, (ii) is independently developed by the Customer after the date hereof and without reference to any of the assets or the underlying information related to such assets transferred from Customer to Vendor pursuant to the Master Investment Agreement dated March 27, 2009, by and between Vendor, Fifth Third Bank, Advent-Kong Blocker Corp. and Fifth Third Processing Solutions, LLC,  or (iii) was independently developed or received from a third party not under a confidentiality obligation or information already in possession without an obligation of confidence, other than through a violation of this Agreement or other agreements to which Vendor is a party (except to the extent that such information was available to the Customer and its affiliates as a result of Customer’s and its affiliates’ ownership of the business currently conducted by the Company prior to the date hereof).

(b)         In addition to the terms of the Risk Addendum to this Agreement, Vendor will make available a copy of Vendor’s designated, most recently published audit and review report performed by Vendor’s independent third party auditors including a SAS 70 Type II report (hereinafter “Audit Report”).  Vendor will address any major issues identified in such Audit Report that affects the Services.  Customer further acknowledges that any information disclosed to Customer during the term of this Agreement, in any way related to the Audit Reports, including but not limited to the specific contents and general results of such Audit Reports, shall be treated as confidential and proprietary in accordance with the foregoing paragraph, and shall be disclosed only to those employees who have a specific need to know, and, as required, those governmental/regulatory agencies that regulate and examine Customer.  Upon the later of the expiration/termination of this Agreement and the date Customer is no longer required to maintain such confidential information for governmental/regulatory compliance, Customer shall either return all copies, memoranda, materials, other papers and copies relating to the Audit Reports or, alternatively, certify in writing to Vendor that all such information has been properly destroyed by Customer.

(c)          Confidential Information Furnished by Customer.  In addition to Vendor’s execution of and compliance with the Consumer Confidentiality Agreement attached hereto and incorporated herein as Exhibit A, Vendor recognizes that in order to enable Vendor to provide the Services, Customer may disclose to Vendor certain confidential information concerning its business, accounts and customers.  Vendor acknowledges that this confidential information is valuable and a unique asset of Customer’s business.  During the term of this Agreement and following the expiration or termination thereof, Vendor will not use or disclose any such confidential information (other than to those employees and agents who need to access such information to directly participate in the performance of this Agreement).  Not limiting the generality of the foregoing or any obligation of Customer in this Agreement, Vendor for its part, and as may be required of Vendor by the Gramm-Leach-Bliley Act (“the GLB Act”) including any applicable guidelines issued pursuant to such Act and any other applicable privacy laws, rules and regulations (including the rules and regulations of card associations and Networks), will not use or disclose any “nonpublic personal information” (as defined in the GLB Act) information received from Customer in connection with providing the Services to unrelated and unauthorized third parties, other than as necessary to provide the Services or in the performance of the Agreement.  Provided, however, Vendor may disclose information it receives as may be required by any federal, state or local ordinance, any regulation or directive of any governmental agency, or any court order or legal process upon prior written notice to Customer.  Upon the expiration or termination of this Agreement and the data Vendor is no longer required to maintain for governmental/regulatory compliance purposes.  Vendor shall either deliver to Customer all confidential information of Customer and all copies thereof relating in any way to the Services or to Customer, whether delivered in physical paper version or electronically to Vendor, or alternatively, certify in writing to Customer that all such confidential information has been properly destroyed by Vendor.  Vendor acknowledges that it does not have nor can Vendor acquire any right in or claim to such confidential information.  Vendor shall take all “necessary steps” to cause its employees, agents and third party auditors to comply with the terms of this Section 6(c).  Vendor acknowledges that Customer shall be entitled to seek injunctive relief and any other remedies as may be available at law or in equity in the event Vendor or its employees or agents violate the provisions contained in this Section 6(c).  Vendor agrees that it maintains an information security program designed to (1) protect the security and confidentiality of Customer’s information, (2) protect against anticipated threats or hazards to the security or integrity of such Customer information; (3) protect against unauthorized access to or use of such Customer information that could result in substantial harm to the customers of Customer; and (4) provide for the proper disposal of Customer information.  Additionally, Vendor agrees that should there be any unauthorized disclosure of Customer information maintained by Vendor, Vendor shall promptly notify the Customer (in any event, within three Business Days) of such unauthorized disclosure promptly upon its discovery, take commercially reasonable and appropriate steps to prevent further unauthorized disclosure, assist in identifying the range of Customer’s information and customers who may have been impacted by such unauthorized disclosure and undertake (at its expense) remedial efforts and action or actions that may be required under applicable laws, rules and regulations such as customer notifications or assist Customer in such remedial actions (at Vendor’s expense).

(d)      Miscellaneous.  Customer acknowledges that Vendor shall not be responsible for the accuracy or adequacy of any information provided by Customer or its Affiliates to Vendor; nor shall Vendor be liable for any damage, loss or liability whatsoever resulting to Customer or its customers as a result of the inaccuracy or inadequacy of such information.  Each party’s respective confidentiality obligations described in this Section 6 shall survive any expiration and/or termination of this Agreement.

7.           TERMINATION BY CUSTOMER

(a)      Correcting Defects.  In the event that any materials or Services furnished by Vendor are inaccurate, incomplete, or incorrect, or in the event Vendor temporarily fails to provide the Services (collectively a “Defect”), Vendor may, at Vendor’s option, either correct the Defect (whether by reprocessing or re-performance of such Services including any data recovery until they are complete, accurate and correct, including any adjustments required thereby) without charge to Customer or effect an equitable reduction of the price paid or payable for the Services to which such Defect relates, provided that Vendor has received written notice of the Defect from Customer within **** days from the date on which Customer became aware or should have become aware of such Defect provided further, however, Vendor will not be liable to Customer for any Defect which first occurred, whether or not discovered by Customer, more than **** days prior to Vendor’s receipt of notice of the Defect.  Customer shall have no right to terminate the Agreement under this Section 7(a); provided that this sentence shall not affect any of Customer’s other rights under this Section 7.

(b)      Substantial Nonperformance.  In the event Customer reasonably believes that Vendor has substantially failed to provide a Service or otherwise fails to perform any term, condition or obligation hereunder (including any Addenda) in a manner that results in a material and adverse impact or effect on Customer, Customer will give to Vendor a written notice specifically describing the nature of such failure and the approximate date on which Vendor failed to so provide the Service or comply with such other term, condition or obligation.  Upon receipt of such notice, Vendor shall have **** (****) days to cure any such failure that has actually occurred, or such longer time as mutually agreed upon by the parties provided that if such non-performance cannot reasonably be cured within such period of time and so long as Vendor is acting reasonably diligently to cure such non-performance, then Vendor shall have up to **** (****) additional days following the expiration of such initial **** day cure period, to cure such non-performance. In the event Vendor fails to cure such failure within such time, Customer shall have a right to terminate this Agreement effective upon not less than **** days prior notice to Vendor.  Notwithstanding anything in this Section to the contrary, it shall be a material breach of this Agreement and Customer may terminate this Agreement in the event Vendor fails to complete and settle funds with Customer within **** (****) consecutive business days; provided that Vendor shall not be in breach to the extent that Vendor’s failure to settle results from a third party’s failure to settle or a Force Majeure Event.

Customer may terminate this Agreement with respect to service levels only if explicitly permitted to do so in the Service Level Schedule to the Core Service Addendum to this Master Services Agreement.  No failure of the Vendor to satisfy any service levels shall give rise to a termination right for the Customer pursuant to the first paragraph of this Section 7(b).

Upon a termination by Customer pursuant to the first paragraph of this Section 7(b), Vendor will reimburse Customer ****

The obligations of Vendor under this Section 7 are conditioned upon:  (i) Vendor’s receipt of a notice of nonperformance from Customer as required in this Section 7; and, ****.

Customer shall promptly reimburse Vendor for any expenses incurred by Vendor in investigating or correcting any problem experienced by Customer, which is the sole responsibility of or exclusively caused by Customer.

(c)       Excused or Delayed Performance.  Neither party shall be deemed to be in default under this Agreement nor liable for any delay or loss in the performance, failure to perform, or interruption of any Services resulting, directly or indirectly, from: (in the case of Vendor’s performance) errors in data provided by Customer, criminal activity, labor disputes, fire or other casualty, governmental orders or regulations, acts of civil or military authority, national emergencies, acts of God, war, riots, acts of terrorism or any other cause, whether similar or dissimilar to the foregoing, beyond the commercially reasonable control of the non-performing party (any such event, a “Force Majeure Event”).  Upon the occurrence of a Force Majeure Event, performance by the non-performing party shall be excused until the Force Majeure Event has ceased and the non-performing party has had a reasonable time to again perform under the Agreement.  In such event, Customer may obtain substitute services for the duration of such event as set forth in Section 2.

(d)      Insolvency of Vendor.  In the event that Vendor becomes subject to any voluntary or involuntary bankruptcy, insolvency, reorganization or liquidation or similar proceeding, a receiver or conservator is appointed for Vendor, or Vendor makes an assignment for benefit of creditors, or admits its inability to pay its debts as they come due, Customer shall have the right to immediately terminate this Agreement upon written notice to Vendor.

(e)       Transition/Conversion.  In connection with the termination of this Agreement for any reason, Vendor and Customer will each assist the other in any orderly termination of this Agreement and the transfer of all data and information, assets, tangible or intangible, as may be necessary for the orderly conversion of Customer from Vendor and as further described in the Deconversion Schedule to the Core Services Addendum to this Agreement.  Notwithstanding anything to the contrary contained herein, in the event of the termination, expiration or non-renewal of this Agreement, upon the written request of Customer, Vendor shall continue to provide the Services to Customer under the same terms and conditions (including pricing then in effect) described in this Agreement and any applicable Addenda for up to **** months, commencing on the date of termination or expiration of this Agreement, but only if, as of the date of such termination or expiration, no Event of Default as defined in Section 8(a)(ii) has occurred and is not remedied within **** business days.  Termination of this Agreement by Customer shall not relieve Vendor from any liability or obligation to Customer arising prior to such termination, subject to the limitations on liability in this Agreement generally.  If Customer terminates this Agreement pursuant to Section 7(b), Vendor agrees that Customer shall not be obligated to pay Vendor any amounts to Vendor for Deconversion Services described in this Agreement or the Deconversion Schedule to the Core Services Addendum to this Agreement.

8.           TERMINATION BY VENDOR

(a)       Default by Customer.  Customer shall be in default under this Agreement upon the occurrence of any of the following events (“Events of Default”), and upon such occurrence, Vendor may at any time thereafter, terminate this Agreement as described below.

(i)          In the event that Customer or Customer Party (defined below) becomes subject to any voluntary or involuntary bankruptcy, insolvency, reorganization or liquidation or similar proceeding, a receiver is appointed for Customer (or any direct or indirect parent company thereof), or Customer (or any direct or indirect parent company thereof) makes an assignment for benefit of creditors, or admits its inability to pay its debts as they come due (in each case, an “Insolvency Event”), Vendor shall have the right to immediately terminate this Agreement upon written notice to Customer.

(ii)       In the event Customer fails to **** pay fees, expenses or charges, subject to Customer’s dispute rights in Section 4, when they become due, after written notice of such nonpayment which is not corrected within **** (****) business days of receipt of notice from Vendor, Vendor may immediately terminate this agreement upon written notice to Customer, ****.

(iii)    In the event Customer is in material default of any terms or conditions of this Agreement (other than Section 4) or any Addendum and such default continues for **** days after receipt of notice from Vendor describing such default or violation, unless within such ****-day period (or such longer period as Vendor may allow) Customer either corrects the default or, in the reasonable opinion of Vendor, initiates appropriate action to correct such default and thereafter diligently pursues to cure such default (provided that in any event any such default shall be cured within **** days of the notice thereof), Vendor shall have the right to terminate this Agreement effective upon **** days written notice to Customer.

(iv)   ****

.

****

(c)      Notwithstanding any other provision in this Agreement, in the event that Customer fails to comply in any material respect with any applicable laws, Network Documentation as defined in any Addendum, or any other Network Rules, Regulations, Policies or Procedures, which failure has or may adversely affect Vendor, Vendor reserves the right to refuse to perform the Services for Customer unless and until Customer has corrected its failure to comply.  Additionally, Vendor may, at its sole option, suspend that portion of the Services to which, based upon Vendor’s reasonable determination, there has been an occurrence or potential occurrence of illegal or wrongful activity, fraudulent use or attempted fraudulent activity by Customer or any significant wrongful activity, fraudulent use or attempted fraudulent activity by cardholder(s) of Customer or any other third party, and Customer has not, in Vendor’s reasonable determination taken sufficient steps to prevent further wrongful activity, fraudulent use or attempted fraudulent activity associated with such portion of the affected Services.

9.        LIMITS ON LIABILITY

EXCEPT THOSE EXPRESS WARRANTIES MADE IN THIS AGREEMENT, VENDOR DISCLAIMS ALL WARRANTIES INCLUDING, WITHOUT LIMITATION, ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.  Without limiting the foregoing and without limiting Vendor’s right to receive liquidated damages pursuant to Section 8, neither party shall be liable to the other under this Agreement for lost profits, lost business or any incidental, special, consequential or punitive damages (whether or not arising out of circumstances known or foreseeable) suffered by the other, its customers or any third party in connection with the Services provided hereunder.  ****  The foregoing limitation of liability shall not be applicable to Vendor’s liability for damages caused by Vendor’s (i) gross negligence or willful misconduct or violation of applicable laws, rules and regulation, (ii) failure, loss or incorrect settlement of funds,  or (iii) breach of any intellectual property representation and warranty in this Agreement (iv) breach of the confidentiality provisions of this Agreement, including Exhibit A and any Addenda; (v) fines or penalties assessed against Customer due to Vendor breach of card association or Network rules and regulations.  ****

10.   CUSTOMER’S REPRESENTATIONS AND COVENANTS

Customer represents and warrants, on behalf of itself and its affiliated financial institutions, to Vendor:

(a)      That it will comply, and will cause its employees and agents and affiliated financial institutions, to comply, with all the terms of this Agreement and any Addendum, including any amendments thereto.

(b)     That each financial institution owned by Customer is a state and/or federally chartered financial institution licensed to do business in all applicable jurisdictions in which it conducts business, that it will comply in all material respects with all federal, state and local laws and regulations applicable to its business operations. Customer shall notify Vendor within 60 days of any change in Customer’s name, principal location or state and/or federal charter.

(c)      That it will be responsible for the quality, accuracy, and adequacy of all information supplied to Vendor to be input into Vendor’s system or otherwise provided to Vendor hereunder, and that it will establish and maintain adequate audit controls to monitor the quality and delivery of such data.

(d)     That it will review all reports made available to Customer.  Customer’s failure to reject any settlement oriented report within **** (****) business days of its receipt or any other report within **** (****) days of its receipt shall constitute acceptance of the report, subject to verification and audit.  Any such acceptance does not waive any rights of Customer in the event the Services were performed inaccurately or incorrectly or such reports contain errors that were caused by Vendor.

(e)      That it shall comply with all time deadlines, equipment and software maintenance and upgrading requirements which Vendor may reasonably impose on Customer from time to time.

(f)        That it shall solely be responsible for its record-keeping as may be required of it under any federal, state or local laws and regulations.  Notwithstanding the foregoing or any provision of the Risk Addendum to this Agreement, Vendor shall not be obligated to retain any reports provided to Customer for a period beyond **** calendar days after delivery, or availability as the case may be, of the report to Customer. Certain historical transaction records will be retained by Vendor, to the extent and for such time required by any laws or regulations applicable to Vendor or required of Vendor by a Network, and may be provided to Customer upon request at Vendor’s then standard fees.

(g)     That it will indemnify, defend and hold Vendor, and its directors, officers, employees, affiliates and agents, harmless from all proceedings, claims, liabilities and expenses whatsoever (including reasonable legal and accounting fees and expenses) arising out of the business of Customer or its customers, Customer’s failure to comply with any provision of the Network Documentation (as defined in any Addendum), or by reason of any breach or nonperformance of any provision of this Agreement or any Addendum on the part of the Customer, or its employees, agents or customers, except, however, to the extent such is due to the negligence, gross negligence, willful misconduct of or the breach of this Agreement by Vendor or any of its Affiliates.

(h)     ****

(i)  To the extent Customer provides software, data or other information to Vendor for Vendor’s use in performing its obligations under the agreement, Customer has the right to do so and Vendor’s use of such software, data or other information in the course of providing the Services will not infringe upon, constitute or result in a misappropriation of, or otherwise violate the proprietary information, intellectual property or other rights of any other person.

11. VENDOR REPRESENTATIONS AND COVENANTS

Vendor represents and warrants to Customer:

(a)          That it maintains insurance covering the performance of the Services to Customer as outlined in the Risk Addendum to this Agreement.

(b)     That, subject to the limitations in Section 9 of this Agreement, it will indemnify, defend and hold Customer, its directors, officers, employees, affiliates and agents, harmless against any proceedings, claims, liabilities, losses, damages, fees, fines, penalties and expenses whatsoever (including reasonable legal and accounting fees and expenses) that Customer, its directors, officers, employees, affiliates and agents may incur as a result of and to the extent of any breach or nonperformance of any provision of this Agreement or any Addendum on the part of Vendor or its employees or agents except, however, to the extent such is due to the negligence, gross negligence, willful misconduct or breach of this Agreement by Customer or any of its Affiliates.

(c)          That it will comply, and cause its employees and agents to comply, with all the terms of this Agreement and any Addendum, including any amendments thereto.

(d)         That Vendor is licensed to do business in all applicable jurisdictions in which it conducts business, that it will comply with all federal, state and local laws and regulations applicable to the provision of the Services.  Vendor will notify Customer within 60 days of any change in Vendor’s name or principal location.

(e)          That Vendor has the corporate power and authority to conduct its business as it is now being conducted and to enter into this Agreement and Addenda pursuant hereto and to provide the Services and carry out its obligations hereunder including having all systems, facilities and personnel required for that purpose.

(f)            ****

(g)         That Vendor will perform the Services in accordance with applicable law, regulation, Association and Network rules and by-laws and in accordance with the service standards specified in any Addenda.  The contents of all reports provided to Customer shall be complete and correct in all material respects.

(h)         That Vendor owns or otherwise has the rights to license any software, materials, programs, or other property to Customer used by Vendor in the performance of the Services under this Agreement and further that any Services shall not violate or infringe upon the copyright, trademark, patent, trade secret or other intellectual property right of a third party. Notwithstanding the foregoing, Vendor shall not be responsible any breach of this representation, warranty and covenant in this Section 11(h) to the extent that any matters, conditions or events giving rise to such breach existed before the Effective Date.

12.   AUDIT PROCEDURES

(a)          Upon Customer’s request and at Customer’s expense, Customer or its agent, may review the files, processes and procedures of Vendor relating to the provision of the Services to Customer **** (****) **** per calendar year. Such review shall occur during normal business hours at a mutually agreeable time. Vendor will assist in such review as requested; provided, however, that Vendor reserves the right to charge Customer for Vendor’s reasonable out-of-pocket expenses in providing such review assistance.

(b)         Additionally, in the event the governmental body or regulatory authority having jurisdiction over Customer, seeks to audit Vendor or Vendor’s facilities (“Audit”), Vendor will reasonably cooperate with such Audit and provide such regulatory authority with all information and data relating to the Services provided to Customer, provided, however, that Vendor reserves the right to charge Customer for Vendor’s out-of-pocket expenses in assisting or providing information in response to any request from such governmental/regulatory auditors.

13.       INFORMAL DISPUTE RESOLUTION

The following procedure will be adhered to in all disputes arising under and during the term of this Agreement that Vendor and Customer cannot resolve informally through the Party’s relationship managers.  In the event of any dispute, controversy or claim arising under or in connection with this Agreement (including disputes as to the creation, validity, interpretation, breach or termination of this Agreement) (collectively a “Dispute”), then upon the written request of either Party, each of the Parties will appoint a designated senior business executive whose task it will be to meet for the purpose of endeavoring to resolve the Dispute.  The designated executives will meet as often as the Parties reasonably deem necessary in order to gather and furnish to the other all information with respect to the matter in issue which the Parties believe to be appropriate and germane in connection with its resolution.  Such executives will discuss the Dispute and will negotiate in good faith in an effort to resolve the Dispute without the necessity of any formal proceeding relating thereto.  The specific format for such discussions will be left to the discretion of the designated executives but may include the preparation of agreed upon statements of fact or written statements of position furnished to the other Party.  No party may initiate litigation proceedings (excluding those for injunctive or equitable relief) until the earlier to occur of (a) a conclusion by either Party in writing to the other Party that an amicable resolution through continued negotiation of the matter in issue does not appear likely or that continued negotiation would result in financial or legal prejudice to the party; or, (b) the **** calendar day after the initial request to negotiate the Dispute.  All negotiations shall be confidential and shall be treated as compromise and settlement negotiations under the United States Federal Rules of Evidence.

14.       BUSINESS CONTINUITY

(a)          Throughout the Term of this Agreement, Vendor shall maintain and shall cause its Subcontractors to maintain off-site business continuity capabilities designed to permit Vendor to recover from a disaster and continue providing Services in accordance with its business continuity plan and capabilities.  At such time as any applicable Customer systems and applications are operating independently of those Vendor systems used to provide the Services, Vendor shall comply with the redundancy and recovery capabilities have been established by Customer for such applicable Customer systems and applications.  Vendor’s business continuity capabilities will permit the recovery from a disaster and resumption of the provision of the Services to Customer within a commercially reasonable period as dictated by the particular recovery rating of the system and/or application in question.  Vendor shall install network connections necessary to provide services for Vendor’s recovery in accordance with the foregoing commitments.

(b)         Vendor shall make available to Customer, upon request and without charge, an executive summary and/or the full text of its current business continuity plan, which it may change from time to time upon notice to Customer.  Vendor shall revise and cause its Subcontractors to revise, such business continuity plan to meet or exceed accepted standards or those required by the Networks or any regulatory agency planning criteria.  Vendor expressly agrees that it will not make any changes to Vendor’s business continuity plan in place as of the date of this Agreement that would diminish Vendor’s commitment to business continuity or permit for a greater time to recover from a disaster.

(c)          Vendor shall (i) test the operation and effectiveness of its business continuity plans at lease annually, and (ii) upon request furnish to the Customer the portions of its test protocol directly applicable to the Services provided to Customer and a copy of the test results.

15.   MISCELLANEOUS

(a)      Other Agreements.  Vendor reserves the right to enter into other agreements pertaining to the Services with others including without limitation other banks, savings and loan associations, credit unions and other financial institutions.

(b)     Taxes.  Any sales, use, excise or other taxes (other than Vendor’s income taxes or such other taxes which are the responsibility of Vendor such as those with respect to Vendor’s employees or real estate for example) payable in connection with or attributable to the Services shall be paid by Customer in accordance with Section 4.

(c)       Violation of Applicable Laws and Regulations.  Vendor may cease providing any Service if such Service, in Vendor’s reasonable opinion, violates any federal, state or local statute or ordinance or any regulation, order or directive of any governmental agency or court; provided that such opinion is provided by a nationally recognized independent law firm.

(d)      Entire Agreement.  This Agreement (including all exhibits and Addenda hereto and all documents and materials referenced herein) supersedes any and all other agreements, oral or written, between the parties hereto with respect to the subject matter hereof, and contains the entire agreement between such parties with respect to the transactions contemplated hereunder.  If there is a conflict between this Master Services Agreement and the Addenda, the Addenda shall control.

(e)       Amendments.  This Agreement and any Addendum shall only be modified or amended by an instrument in writing signed by each party hereto.  For the sake of clarity, any increase in fees or expenses as expressly permitted hereunder shall not be deemed an amendment hereof requiring Customer’s consent.

(f)         Successors; Assignment.  This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors, transferees and assignees.  Neither this Agreement nor any interest herein may directly or indirectly assigned by either Customer or Vendor, in whole or in part, without the prior written consent of the other party, provided, however, that no such consent shall be required for Vendor to assign or otherwise transfer this Agreement in connection with a sale in whatever form by Vendor of its financial institutions business or the entirety of its business.

(g)      Notices.  Except as provided in Section 4 and Section 14(e) all notices, requests, demands and other communications to be delivered hereunder shall be in writing and shall be delivered by hand or mailed, by registered or certified mail, postage prepaid, at or to the following addresses:

(i) If to Vendor:	(ii) If to Customer:

Fifth Third Bank
38 Fountain Square Plaza
Maildrop 10907E
Cincinnati, OH 45263

Attn:	Attn: Executive Vice President

With a copy to:	With a copy to:
General Counsel of Customer
at the same address.

or to such other address or to such other person as either party shall have last designated by written notice to the other party.  Notices, etc., so delivered shall be deemed given upon receipt.

(h)      Waiver.  If either party waives in writing an unsatisfied condition, representation, warranty, undertaking or agreement (or portion thereof) set forth herein, the waiving party shall thereafter be barred from recovering, and thereafter shall not seek to recover, any damages, claims, losses, liabilities or expenses, including, without limitation, legal and other expenses, from the other party in respect of the matter or matters so waived.  Except as otherwise specifically provided for in this Agreement or any Addendum, the failure of any party to promptly enforce its rights herein shall not be construed to be a waiver of such rights unless agreed to in writing.  Any rights and remedies specifically provided for in any Addendum are in addition to those rights and remedies set forth in this Agreement.

(i)          Headings.  The headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision of this Agreement.

(j)          Severability.  If any term or provision of this Agreement or any application thereof shall be invalid or unenforceable, the remainder of this Agreement and any other application of such term or provision shall not be affected thereby.

(k)       No Third Party Beneficiary.  This Agreement is for the benefit of, and may be enforced only by, Vendor and Customer and their respective successors and permitted transferees and assignees, and is not for the benefit of, and may not be enforced by, any third party.

(l)          Applicable Law; Waiver of Jury Trial.  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Ohio.  The parties hereby consent to service of process, personal jurisdiction, and venue in the state and federal courts in Cincinnati, Ohio or Hamilton County, Ohio, and select such courts as the exclusive forum with respect to any action or proceeding brought to enforce any liability or obligation under this Agreement.  Each of Vendor and Customer hereby irrevocably agrees to waive any right to a trial by jury in any claim or cause of action arising out of or related to this Agreement.

(m)    Authorization.  Each of the parties hereto represents and warrants on behalf of itself that it has full power and authority to enter into this Agreement; that the execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate or partnership or other appropriate authorizing actions; that the execution, delivery and performance of this Agreement will not contravene any applicable by-law, corporate charter, partnership or joint venture agreement, law, regulation, order or judgment; and, that this Agreement is valid and enforceable in accordance with its terms.  Customer further represents and warrants that execution, delivery and performance of this Agreement will not contravene any provision or constitute a default under any other agreement, license or contract which it or its financial institution affiliates are bound.

(n)      Counterparts.  This Agreement may be executed and delivered in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  Each party agrees that scanned or facsimile signatures will have the same legal effect as original signatures and may be used as evidence of execution.

(o)      Survival.  The Vendor and Customer agree that the terms of Sections 6, 7(e), 8(b), 9, 10, 11, 12 and 13(g) shall survive the termination of this Agreement.

(p)      Non-Affiliates.  For purposes of the duties and obligations to one another as set forth in this Agreement, Customer and Vendor shall not be considered “affiliates” of one another notwithstanding Customer’s ownership of equity in Vendor.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their authorized officers as of the dates set forth below.

VENDOR: FIFTH THIRD PROCESSING SOLUTIONS, LLC

By:	/s/ Charles D. Drucker

Name:	Charles D. Drucker

Title:	Chief Executive Officer

Date:	June 30, 2009

CUSTOMER: FIFTH THIRD BANCORP

By:	/s/ Paul L. Reynolds

Name:	Paul L. Reynolds

Title:	Executive Vice President, Secretary and Chief Legal Officer

Date:	June 30. 2009

CORE SERVICES ADDENDUM

This is an Addendum to the Master Services Agreement between Fifth Third Processing Solutions, LLC (“Vendor”) and Fifth Third Bancorp (“Customer”) dated June 30, 2009 (as may be amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

WHEREAS, Customer desires to receive the Core Services in this Addendum from Vendor pursuant to the Agreement and the Fee Schedule, and Vendor agrees to provide such Services set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals and of mutual promises hereinafter set forth, the parties agree as follows:

A.                                    SERVICES AND DEFINITIONS

1  In accordance with Section 2 of the Agreement, Vendor agrees to provide and Customer agrees to receive the following processing services, including, but not limited to the Core Services, features and functionality set forth below (collectively, the “Services”) which the parties agree will be (subject to Section 2 of the Agreement) the same services, and provided with the same features and functionality, that Customer was receiving prior to the Effective Date :

a)  ATM Cash Management means Vendor’s services that enable Customer to manage its stocking of currency in its ATM(s), based on historical data and calendar schedules.

b)  ATM Driving Services means Vendor’s Terminal support and Transaction processing standards for Customer ATMs, and includes transaction support, PIN change capabilities, custom text and graphics, foreign language screens, voice enabled support, software distribution, and transaction reporting provided by Vendor.  ATM Driving does not include first and second line ATM maintenance, cash replenishment, environmental control management, physical security or power related to the deployment, installation and operation of ATMs.

c)  ATM Monitoring Services means Vendor’s performance monitoring functionality of Customer ATMs supported by Vendor and the annunciation of various Terminal faults to the appropriate organization, as directed by Customer.

d)  ATM Preferences means Vendor’s service that provides the ability for a Cardholder to select certain Transaction preference settings to be accessed and utilized when such Cardholder performs an ATM Transaction at the ATM(s) of the financial institution which issued Cardholder’s Card (i.e. on-us transactions).  Vendor will support the selection of the following preferences:  language (English or Spanish), receipt/no receipt, balance/no balance printed on transaction receipt, fast cash denomination, and such other preference options as may be added and supported by Vendor from time to time.  Customer acknowledges and agrees that Customer’s ATM(s) must meet certain hardware and software requirements in order to support such Service and that all ATMs may not be able to support this functionality.

e)  ATM Surcharging means Vendor’s service that supports the assessment of a fee by Customer to a Cardholder for using an ATM.  The rate of such fee and which Cardholders will be assessed such fee will be determined by the Customer.

f)  Audio Banking Services means Vendor’s service which allows Cardholders to obtain account balances and transfer funds via telephone; provided, however, that this does not include services performed by Customer’s call center voice response unit or any credit card or gift card transactions or functions except to the extent such is provided by Vendor as of the Effective Date.  Customer represents and warrants that prior to offering Audio Banking to any of its Cardholders, Customer has entered into a contractual relationship with such Cardholders and account agreements which contain a specific provision authorizing Vendor to transfer funds from the account of the Cardholder at Customer, for payment to merchants.

g)  Card Activation Services means Vendor’s service whereby a Cardholder initiates an action that results in an indicator or block being removed from a Card record to enable a Cardholder to perform signature transactions utilizing a debit card.

h)  Card Extract Services means Vendor’s service in which Customer will provide Card record modifications via a mutually agreed upon file format.

i)  Card Management Services means Vendor’s service for maintaining Customer Card records on Vendor’s system, including Pending View Services.  Customer will have the option of storing various Cardholder information, including Cardholder name, Cardholder address, authorization limit amounts, and PINs.

j)  Card Production Services or Card Production Custom Issue Service means the embossing, encoding, production, personalization and fulfillment of ATM, Debit, Credit and other Cards for Customer by means of instant issue services and/or custom issue services including but not limited to the inventory of plastics, card inserting and mailing after Customer has transmitted (including electronically) to Vendor the information regarding each Cardholder to receive Cards.  In the event Customer’s card inventory is depleted, subsequent daily card issues and re-issues will be suspended, and additional programming charges will apply to recreate daily card issue and re-issue files. If supplies including but not limited to decals, sleeves, or card carriers, are supplied by a third party, such supplies must meets Vendor’s standards.

k)  Communication Services includes telecommunications, hardware, software, circuits, and other equipment and maintenance that connects Customer’s data centers and Terminals to Vendor.

l)  Core Services means the ATM Driving Services, ATM Monitoring Services, Card Management Services, Card Production Services, Exception Transaction Processing Services, Fraud Detection/Monitoring Services, Network Gateway Services, Signature Debit Processing Services, Transaction Authorization Support Services, and Transaction Settlement Services.

m)  Exception Transaction Processing Services means Vendor’s service to support Customer’s reversal of all or a portion of a Transaction amount previously posted to a Cardholder’s account, whether through a PIN adjustment or chargeback.  Exception Transaction Processing is initiated by Customer utilizing Vendor’s Exception Transaction Processing system(s); then processed by Vendor and passed to the appropriate Network that routed the previously posted transaction amount.

n)  Fraud Detection/Monitoring Services means such Services made available for Customer according to Vendor’s Fraud Detection/Monitoring Product Description and which system generally monitors, evaluates, detects and assigns a score to certain Transactions based on a probability of fraud. Customer shall be solely responsible for taking any action regarding such Card including but not limited to any action to recover fraudulent amounts.  Not limiting the generality of the foregoing, this Service is designed to help identify suspicious activity and Vendor makes no warranty or guarantee that it will be able to detect, identify or prevent any individual fraud, prevent any unauthorized use of any Cards and is not a guarantee against fraud losses.  Customer hereby assumes sole and full responsibility for any loss or damage, whether incurred by Customer, Cardholder, or otherwise, arising out of or in connection with any use of the Fraud Detection Services.

o)  Lost/Stolen Card Services means Vendor’s service by which a 1-800 telephone number can be used by Cardholders solely for the purpose of reporting such Cardholder’s lost or stolen Card(s).  Vendor will provide personnel to answer such calls 24 hours a day, 365 days a year.  Provided Vendor receives the necessary information from the Cardholder and after Vendor’s receipt and acceptance of a call, subject to other instructions approved by Vendor regarding a lost or stolen Card, Vendor will place a “block” status on such Card on Vendor’s system, and notify Customer’s designated personnel in such instances as well as the appropriate voice and facsimile telephone numbers and addresses for such personnel.  Customer shall be solely responsible for taking any action regarding such Cardholder’s Card, and Customer acknowledges and agrees that Vendor’s only obligation with respect to such Cards is placing the “block” on Vendor’s system in accordance with the foregoing provisions.  Not limiting the generality of the foregoing, Vendor makes no warranty that it will be able to make sure that the caller is the authorized holder of the card, notify Customer or prevent any unauthorized use of a card.  Customer may request confirmation of the blocked status of a Cardholder’s Card (“Verification”).  Customer hereby assumes full responsibility for any loss or damage, whether incurred by Customer, a Cardholder or otherwise, arising out of, or in connection with, the Services provided herein.

p)  Network Gateway Services means Vendor’s service for facilitating the routing and receiving Customer, Cardholder and Terminal Transaction authorization requests and settlement records for Customer’s selected Networks and other endpoints as supported by Vendor.  Support includes provision of processor interfaces to support such routing and settlement, as agreed by the parties and subject to agreement with the applicable Network/processor/endpoint.  Network Gateway Services shall also include Surcharge Free Access.

q)  Pending View Services means the support of and supply of Transaction information for Customer employees and Cardholders to view pending Transactions on Customer’s systems.

r)  Reporting means Vendor’s daily and monthly Transaction reports including information regarding settlement amounts, transaction detail, and card management modifications.  Reports are available to Customer through host-to-host connectivity and via a Direct Graphical User Interface (GUI) or an MCIF/ISO messaging format.  Functionality will also be provided to allow users to generate customize reports using Transaction data sets.

s)  Signature Debit Processing Services means Vendor’s service for the facilitation of Customer’s Cardholder Transactions in ****, **** off-line debit program (and any other successor or competing off-line debit card programs supported by Vendor).  Facilitation includes Transaction Authorization, Transaction Settlement and Exception Transaction Processing support.

t)  Stand-In Services means Vendor’s service in which Vendor performs Card Transaction authorization decisions based upon Customer provided guidelines including Card data on behalf of Customer whenever Customer or its core processor fails to provide an authorization decision within the timeframes as mutually agreed upon.

u)  Surcharge Free Access means Vendor’s support of surcharge free access to all of Customer’s ATM terminals by Customer’s financial institution customers or by contractual relationships in connection with such other financial institution’s participation in the Jeanie Network, such that the cardholders of said financial institutions shall be permitted to perform transactions at such ATM terminals without being assessed a surcharge by Customer or Vendor, provided further, that those financial institutions who have

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surcharge free access to Customer’s ATMs, Customer’s cardholders shall be permitted to have corresponding surcharge free access to such institutions’ ATMs.  Vendor, for its part, shall permit and support Surcharge Free Access as described above relative to all ATMs throughout the term of the Agreement.

v)       Transaction Authorization Support Services means Vendor’s service for the facilitation of approving or denying Customer’s Cardholder Transaction requests based on the parameters and specifications of Vendor, Customer and Customer’s core application processing system.  Authorization will occur in accordance with Network Documentation.

w)     Transaction Settlement Services means Vendor’s service for the movement and reporting of funds related to Transactions generated by Customer’s Cardholders and Transactions at Customer’s ATM(s) generated by other cardholders.

2.         For the purposes of this Agreement, the following terms shall mean:

a)        Account means a unique representation of the data and current financial status of a customer account relationship owned and maintained by Customer and maintained with Customer’s processor (which is Vendor if Vendor is providing Customer with Processor services) and includes a checking, savings, credit, share draft, or other asset account of a customer (a liability of Customer) or credit card account or any one of various loan accounts or lease account or other account.

b)       Acronym means the acronym used to reference Customer on Vendor’s system.

c)        ATM means cash disbursement automated teller machine and/or scrip dispenser or other similar device.

d)       Bank Identification Number (BIN) means a unique combination of a set of numbers and card lengths as defined by the American Bankers Association (ABA) and International Organization for Standardization (ISO), which appear in the primary access number and identifies one or more Cardholders for purposes of Interchange.

e)        Card means a plastic card issued by or on behalf of Customer to its Cardholders for use in effecting Transactions at Terminals.

f)          Cardholder means any Person who (a) has or is authorized to use an Account with Customer (and, if the account is maintained by Customer in the name of more than one Person, all of such Persons), and (b) to whom a Card and/or password is issued for use in originating Transactions.

g)       Chargeback means the reversal of all or a portion of an amount previously posted to a Cardholder’s Account.

h)       Debit Card means any Card that primarily accesses an Account, which is a liability of the Customer, to the Cardholder, which issues the Card.

i)     Deconversion means the process where Customer converts off Vendor’s system for one or more services as may be more specifically set forth in an Addendum.

j)           ****

k)        Network Vendor provides access the bankcard associations/networks listed in Section D and as requested by Customer for Cardholder Transactions.  In the event that Customer begins receiving any Services in connection with any other Network(s) supported by Vendor, such additional Network(s) shall automatically be included in the definition of “Network” for purposes of this Agreement, effective the date Customer begins receiving such Services, and all of Customer’s obligations in this Agreement shall apply with respect to the Networks, and any successor or assign to such Networks, and any such additional Network(s); provided that such Services shall specifically not include any processing of credit card transactions except to the extent such is provided by Vendor as of the Effective Date.

l)           Network Participant means any financial institution such as a bank, thrift, credit union, or other entity, such as a merchant, which is a member of and/or is otherwise participating in a Network.

m)     Network Documentation shall mean the by-laws, operating rules, identification standards manual, and such other rules, regulations, manuals, policies and procedures, promulgated by a Network and/or the Payment Card Industry, including but not limited to **** as may be in effect and amended from time to time.

n)             Person means an individual, partnership, joint venture, corporation, or other legal entity.

o)             PIN means a Cardholder’s personal identification number, which is used by Cardholder at Terminals as one means of identification of such Cardholder.

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p)             POS means point of sale.

q) Transaction means any function supported by Vendor and attempted by Cardholders or others at a Terminal, including but not limited to the following:

•Cash Advance/Withdrawals from checking, savings, credit card;

•Deposit to checking and savings;

•Balance Inquiries regarding checking and savings;

•Last Electronic Transaction Inquiry (on Cards, Accounts and bill payment merchants);

•Transfer from checking and savings;

•Transfer to checking and savings;

•Payment from checking and savings;

•Payment for credit card, loan, utilities;

•POS Available Funds Inquiry;

•POS Balance Inquiry;

•POS Cash Advance;

•POS Cash Withdrawal/Cash Back;

•POS Chargeback;

•POS Check Authorization (Third Party);

•POS Check Guarantee (Third Party);

•POS Check Payment;

•POS Authorization, including:

• Purchase Authorization

• Purchase Authorization Reversal (return item)

• Mail/Phone Order

•Prism Scoring

•POS Authorization and Settlement, including:

• Purchase Debit

• Purchase Debit Inquiry

• Purchase Credit (return item)

•POS Fuel Pump Authorization and Settlement, including:

•Pre-authorization; and

•Pre-authorized debit

provided, that Transactions shall not include any processing of credit card or gift card functions, transactions or activities, except as otherwise set forth in the Fee Schedule to the Core Services Addendum.

r) Terminal means an ATM, a POS device, or other device when supported directly or indirectly by Vendor and meets the specifications of Vendor.

s) ****

3.  In addition to the Services listed above, the Vendor shall provide the following optional Services (“Optional Services”) set forth in this Section A.3. which are not subject to the Initial Term of the Agreement set forth below.  Rather, such Optional Services may be discontinued or terminated by Customer as permitted by and subject to the terms of Section 2 of the Agreement .

a) Personal Banking Support Services means the then current services supported by Vendor involving telephone banking, Internet banking and bill payment services (including Merchant Bill Payment), and other customer support functions that are i) related to the foregoing services or ii) not related to the Services set forth in Sections A.1. and A.2. above.

In the event of a conflict between the Agreement and this Addendum, this Addendum shall control.

B.                                    TERM

The term of this Addendum shall commence on the Effective Date of the Master Services Agreement and shall continue for a term of ten (10) years from the 1st day of the calendar month following the Effective Date of the Agreement (“Initial Term”) unless terminated as allowed by the terms of the Agreement.  Except as hereafter provided, unless either party gives written notice to the other party at least **** (****) days prior to the expiration of any term, the Agreement and this Addendum shall be ****.

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C.                                    SERVICES AND FEES

1.         Customer agrees that it shall receive the Services from Vendor pursuant to this Addendum and the Agreement.  Customer agrees that all of the Services will be provided in accordance with the Agreement, Vendor’s standards which shall be in accordance with the Service Level Schedule attached hereto and incorporated into this Addendum by reference.

2.         Customer agrees to pay the fees and charges for the Services as set forth on the Fee Schedule attached hereto and incorporated into this Addendum by reference.  Customer further agrees that if Customer receives a service from Vendor not described in this Addendum and/or not listed in the attached Fee Schedule, Customer shall be subject to the terms of this Agreement and a mutually agreed upon price.

D.                                    NETWORK MEMBERSHIP

1.              Customer may participate in a variety of Network(s) offered by Vendor, provided, however, that Customer covenants that it will, for the Initial Term of this Agreement, participate in the ****, which shall be given priority routing by the Customer.  In the event, for any reason, Customer participates in a Network which is not listed below, Customer agrees that all of Customer’s obligations in the Agreement and this Addendum shall apply with respect to such Network as if it had been listed in this Addendum, effective the date Customer begins participating in such Network.  Customer and Vendor agree to abide by and comply with the Network Documentation for those Networks in which it participates, including, if requested by the Network, execution of additional documentation or agreements, and that such compliance shall be solely Customer’s obligation and at Customer’s expense.  Customer shall not be responsible or liable for Vendor’s compliance or non-compliance with any Network Documentation applicable to Vendor as a processor in such Network(s), including costs incurred by Vendor related to such maintaining such compliance.  Customer, or its agents or nominees (but not Vendor), will provide all necessary Network, federal, state and/or local regulatory sponsorship, membership or other applicable approvals in order to receive the Services, unless otherwise specifically agreed to in writing in the form of an amendment to the Agreement or in another written contract signed by an authorized officer of Vendor.  Customer acknowledges and agrees that Vendor shall only be obligated to provide access to the Networks actually supported by Vendor and for only so long as such Networks are supported by Vendor provided, that throughout the term of this Addenda Vendor must provide access to **** including ****.

Gateway Services/Networks:

☐                           ****

☐                           ****

☐                           ****

☐                           ****

☐                           ****

☐                           ****

☐                           ****

☐                           ****

☐                           ****

☐                           ****

☐                           ****

☐                           ****

☐                           ****

☐                           ****

☐                           ****

☐                           ****

☐                           ****

☐                           ****

☐                           ****

☐                           ****

☐                           ****

☐                           ****

☐                           ****

☐                           ****

☐                           ****

☐                           ****

Debit Card Services/Networks

☐                           ****

☐                           ****

☐                           ****

5

2.         Customer shall pay all fees, fines, assessments, penalties assessed by each Network as to Customer’s Transactions by its Cardholders and/or at Customer’s Terminal, which may change from time to time, except to the extent arising out of Vendor’s violation of Laws or Regulations other than for fees, fines, assessments and penalties.  Customer assumes all responsibility for collecting any amounts arising in connection with the use of Customer’s Cardholders’ Cards and/or Terminals, including but not limited to Transaction amounts, fraud or other losses.  Customer is solely responsible for all costs directly or indirectly associated with any system upgrades required by Customer as a result of changes in the Network Documentation and/or any Network standards or requirements. In the event of any changes or modifications to the Network Documentation which affect the responsibilities of a Network Participant or any processor in such Network, Vendor may amend this Agreement and/or change the applicable Service upon **** days prior written notice to Customer; provided that such amendment shall only be made as necessary to comply with the change or modification by the Network and applicable to all of Vendor’s customers.  If such amendment creates material costs or burdens to Customer, Customer may terminate the applicable Network without penalty.

3.         ****

4.         Customer may continue to enter into agreements with third parties for the Fifth Third Bank branding of and waiver of surcharges at ATMs not located at a Customer branch or otherwise already processed by Vendor without prior written notice to or consent from Vendor.  For avoidance of doubt, the foregoing sentence shall not apply to (i) any of Customer’s branch ATMs; (ii) any off-site ATMs receiving the Services from Vendor; and/or, (iii) the ATMs of Future Affiliates acquired by Customer (without regard to whether such ATMs are owned, leased or otherwise) nor shall the foregoing limit Customer’s obligation to utilize Vendor as its exclusive provider of the Services as to all of the ATMs in (i) — (iii) as provided in this Agreement.

5.                                       ****

E.                                      THIRD PARTY FEES

****.

F.                                      GENERAL PROVISIONS

1.                                       Customer hereby agrees to take all steps as may be necessary to settle with Vendor for all fees amounts and Transactions involving its Cardholders and at its Terminals. As part of this settlement, Customer agrees to maintain a non-interest bearing clearing account and maintain adequate collected funds in this account to cover all amounts to be settled under this Agreement such that Customer funds are available to Vendor on the same day that Vendor settles such amounts with any Network or third party

2.         All reports, record and file formats, as well as delivery timeframes therefore, used in connection with the Services shall be designated by Vendor and approved by Customer and may change from time to time by mutual agreement. Vendor will make available to Customer Transaction activity files via Vendor standard reports in Vendor’s standard format and timeframes.

3.         Customer shall be responsible for the establishment, maintenance and written notification (including by agreed upon electronic file format) to Vendor of Cardholder authorization limits, and other terms and conditions applicable to Transactions effected in accordance with Customer’s Cardholder agreements.

4.         Customer, and not Vendor, shall be solely responsible for securing the cooperation and/or agreement of any of Customer’s vendors, or agents including but not limited to Customer’s applications processor, core processor, card production agents, or other services providers (collectively, “Customer’s Agents”) to facilitate the exchange of data between such entities, Customer and/or Vendor, or as otherwise necessary to facilitate Customer’s receipt of the Services.  Customer, in connection with receipt of the Services, hereby authorizes Vendor to send data, including NPI and Customer Confidential Information, to Customer Agents as currently established between Customer and Vendor for providing the Services, provided, however, any such change in the authorization for sending the data referred to above must be directed by Customer in writing to Vendor, and Customer hereby releases Vendor from any liability related to the release of any such information in compliance with such instruction except for the negligence, gross negligence or willful misconduct of Vendor or violation of applicable law or Network Documentation.

5.         Vendor shall not be assessed any fees, costs or expenses associated with or related to Customer’s conversion and/or transfer to Vendor’s processing platform for the Services provided under the Agreement.

6.         Upon the expiration or termination of this addendum for any reason, Customer acknowledges and agrees Vendor shall provide and Customer shall be assessed Vendor’s standard fees and charges for Vendor’s Deconversion Services as outlined in the Deconversion Schedule attached hereto and incorporated herein by reference.  Customer further agrees to pay for any custom or special services requested by Customer associated with such Deconversion at Vendor’s standard rates. Customer acknowledges and agrees that it shall be responsible for requiring its successor service provider to coordinate all aspects of Customer’s conversion to such new service provider and for requiring such new service provider to accept transfer of any and/or all of Customer’s debit/check card bank identification number(s) (“BINs”) maintained on Vendor’s system.  Customer further agrees to accept full responsibility for all applicable fees, trailing activity (e.g.: Cardholder chargebacks, adjustment items, Transactions by Cardholders

6

etc.), or third party costs or fees arising out of the Services, including but in no way limited to telecommunications fees, Network fees, fines or penalties, and any fees imposed by any Network, arising out of Customer’s debit/check cards and any BINs on Vendor’s system until such time as all BINs are completely removed from Vendor’s system or Vendor is otherwise released from all liability related to such BINs by the applicable Network(s).

Unless otherwise agreed to by Vendor, Vendor will perform all Services in accordance with Vendor’s standards which shall not degrade or be of a lesser quality than performed for or by Customer as of the date of this Agreement.

Certain Services provided pursuant to this Addendum, including by not limited to ****, ****, ****, ****, and ****, are provided by Vendor in accordance with Vendor’s, **** and **** Standards which are subject to change from time to time by Vendor, **** and **** without notice to Customer and are subject to the applicable rules and/or regulation of the applicable Network. Customer is solely responsible for its cardholder agreements or any other required disclosures. Any sample terms and conditions or other forms that may be provided to Customer by Vendor, are provided solely as a convenience to Customer to assist Customer and shall in no way be deemed legal advice to Customer from Vendor, **** or **** or counsel for any of the foregoing. Any given sample may or may not represent and does not purport to represent a complete list of terms and conditions or content applicable for a particular Customer.

In addition, Vendor may, from time to time, make available to Customer certain enhancements to the Services in exchange for additional fees, if any, generally charged by Vendor for such enhancements.  Vendor agrees to offer and make available such enhancements to the Services to Customer at the same time such enhancements are offered to the other customers of Vendor.  If Customer declines such an enhancement to the Services resulting in an increase cost to Vendor, Vendor may increase its fees to Customer as necessary to offset such increase costs; provided that such increase in fees to offset increased costs must also be passed along pari passu to the other customers of Vendor.

G.                                    Additional Terms With Respect to Services Provided

1.  EBT Services.  EBT Services are services related to the network gateway services of an electronic benefit transaction.  Customer represents and warrants that it is, and shall remain so long as Customer acquires transactions in and/or participates in any given EBT Program, an approved participant in good standing of each such EBT Program in which Customer acquires Transactions and/or participates. In the event for any reason Customer’s devices are acquiring transactions of an EBT Program in which Customer is not an approved participant, or ceases to be an approved participant Customer agrees to notify Vendor in writing. Unless otherwise specifically agreed to in writing by Vendor, Customer, or its agents or nominees (but not Vendor), will obtain all necessary: (i) EBT Program approvals and agreements to allow Customer and its devices processed pursuant to this Agreement to participate in each applicable EBT Program; and (ii) federal, state and/or local regulatory approval for Customer to participate in the applicable EBT Program State/Alliance.

2.  Workstation Services.  Workstation Services means Vendor’s services which enables Customer to access certain Customer-facing systems of Vendor. Workstation Services include:  Customer ID Set up and Standard Maintenance will be performed in accordance with Vendor’s general timeframes and scheduling. Although not obligated to, Vendor reserves the right at its option and without notice to suspend the password on a Customer ID or inactivate and/or delete any Customer ID.  Customer shall provide Vendor with prompt written notice of all Customer Ids, which are no longer active, should be deleted and/or should otherwise be changed (e.g., password change, etc.). Vendor reserves the right (but shall not have any obligation) to request that Customer designate in writing those employees or agents of Customer which may authorize establishment of Customer IDs on Vendor’s system.

3.  Marketing Services Debit Portfolio Management (DPM).  Marketing Services means Vendor’s services, which may be provided by a third party, that involve marketing strategies and initiatives which Customer may utilize to assist in increasing Cardholder usage and activation.  Customer acknowledges and agrees that Vendor (via the Marketing Services and/or any recommendations, advice or estimates supplied to Customer hereunder) does not warrant or guarantee any specific results, including but not limited to those related to any response, activation or usage rates or any particular portfolio performance. In receiving the Marketing Services, Customer may receive sample documents, materials from Vendor. Customer agrees that such documents and materials are samples only and that any use thereof or any information related thereto is at Customer’s own risk. Vendor makes no representation or warranty whatsoever, including but not limited to any related to the completeness, legal effect or enforceability of such sample document/material. Customer is encouraged to consult its legal counsel as to any and all notices, disclosures, etc. associated with the subject matter of such documents/materials or information. Customer acknowledges that portions of the Marketing Services may be performed by third party Subcontractors of Vendor.

4.  Network and Gateway Services (not including EBT).  Network and Gateway Services means Vendor’s service for facilitating the routing and receiving Customer, Cardholder and Terminal Transaction authorization requests and settlement records for Customer’s selected Networks and other endpoints as supported by Vendor; provided that such Network and Gateway Services do not include any credit card or gift card transactions or processing, except to the extent such is provided by Vendor as of the Effective Date.  Support includes provision of processor interfaces to support such routing and settlement, as agreed by the parties and subject to agreement with the applicable Network/processor/endpoint.  Network Gateway Services shall also include Surcharge Free Access.  Customer acknowledges and agrees that if Customer receives a service and/or participates in a Network not described in this Addendum and/or not listed in any other Addendum executed between Vendor and Customer, Customer agrees to

7

receive such services and/or participate in such Network, or any successors or assigns, in accordance with Vendor’s standards and Customer shall be assessed Vendor’s then current fees for any such service or Network participation.

H.                                    Additional Definitions

“ACH” means the Federal Reserve’s automated clearinghouse system.

“Authorization” means the process of approving or denying Transaction requests based on parameters and specifications of Vendor’s system, including but not limited to those Transaction requests which settle in a month different than the month such Transaction request is received by Vendor’s system.

“Basic Deconversion Services” means the standard internal process whereby Customer’s information and definitions for one or more services on Vendor’s systems are removed from and/or converted off of Vendor’s system.

“Card Production Instant Issue Services” shall mean such Services as available by Vendor whereby pre-existing cards will be embossed and encoded and ready for immediate PIN usage by Customer.

“Cash Management” * means Vendor’s Cash Management Services (any or all of which may be provided or supported by a third party but in any event in accordance with Vendor’s standards and at Vendor’s standard fees, unless otherwise agreed to by Vendor) designed to assist Customer in managing the amount of cash maintained in Customer’s ATMs driven/processed by Vendor.  Such product/service does not insure nor serve as a guarantee that any ATM will contain any specific level of funds or that it will or will not be completely depleted of funds at any given time.  Such product/service also does not guarantee that Customer will realize an increase in revenue as a result of the use of such product/service.  Customer acknowledges the use of such product/service requires the use and cooperation of third parties under the control of Customer and not Vendor.

“Certification” means the process by which Customer, Customer’s agent or designee, or Customer’s equipment is determined by Vendor to be technically capable to Interface with Vendor at the time of Certification.  Certification by Vendor shall not constitute a representation or warranty by Vendor of any recommendation or endorsement of a particular designee, service or equipment, nor shall Certification by Vendor mean that such designee, services or equipment is at the time of Certification, or will be at any time in the future in compliance with any or all applicable Laws or Regulations.  Vendor may make changes in the Services based upon, but not limited to, technological developments, legislative or regulatory changes, or the introduction of new services by Vendor, and such changes may require changes to services or equipment in order to be qualified to Interface with Vendor, which is the sole responsibility of Customer.  Certification by Vendor in no way alters Customer or Vendor’s obligations under the Agreement including but not limited to indemnification, or limitation of liability provisions.

“Client” means Customer.

“Cluster” means a single Card record in Customer’s Cardholder file maintained by Vendor on Vendor’s system, which includes the Cardholder’s short name and various card data according to Vendor’s standards.

“Credit Card” means any Card that primarily accesses an account, which is an asset of the Customer or third party for whom Customer is an agent which issues the Card.

“CRT” (Cathode Ray Tube) means a hardware component that is a television-like screen, which displays information and data according to Vendor’s standards.

“Customer ID” means one or more use ID’s on Vendor’s system established at the request of the Customer used to access Fifth Third Direct.

“Data Center” means a computer facility for one or more Intercepts, Processors, Switches or Gateways.

“DEPSI” (Depository Settlement Interface) means an automated system of adjusting deposits the day after they are settled according to Vendor’s standards.

“EFT” means electronic funds transfer.

****

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“Gateway” means Vendor’s Data Center which provides the communications interface between Customer and other Networks supported by Vendor and the systems and procedures in accordance with Vendor’s and such Network’s standards required to facilitate Terminal sharing for Cardholder acceptance between Customer’s Cardholders and/or other Cardholders authorized by such Networks.

“Gift Card Support” * means Vendor’s support and processing of Customer’s issuance of certain non-personalized/anonymous, single load, Network-branded gift cards at Customer’s financial institution location(s) (which such support shall be provided in accordance with Vendor’s standards and at Vendor’s standard fees, unless otherwise agreed to by Vendor).  Customer agrees Vendor’s support of such Cards is subject to certain standards, policies and procedures agreed upon between Customer and Vendor, including but not limited to:  minimum and maximum load values per Card; maximum collective value of Cards purchased by an individual; that such Cards may not perform all types of transactions, and that all such Cards must comply with all Network Documentation and Laws and Regulations.  Customer shall be solely responsible for all risks associated with its issuance of the Cards, including but not limited to security risks, fraud risks, and lost/stolen and chargeback liability.

“HSA Services” * (Health Savings Account Services) means Vendor’s standard record keeping, administration, processing, customer service support and related services and systems (any or all of which may be provided by a third party subcontractor(s) designed to support Customer’s provision of Health Savings Account (HSA) product(s) and which may also include:  (i) hosting a website for Customer’s HSA program and providing IVR for Customer, its customers, TPA and program participants; (ii) supporting the verification of the eligibility of prospective participants, and the processing of participant HSA enrollment applications; (iii) establishing, maintaining, administering and servicing individual participant HSA’s; (iv) processing of contributions to HSA’s made by participants and customers; (v) supporting participants’ investment of HSA monies in mutual funds; (vi) processing of participants’ payments and reimbursements against their HSA’s for “qualified medical expenses” permitted under federal tax law; (vii) providing settlement information for HSA transactions and investments and updating of HSA account records; (viii) providing certain IRS, Customer and their customers, TPA, participant, and other governmental and regulatory reporting; (ix) providing and receiving data feeds and file transfers to and from Customer, their customers and Vendor at prescribed intervals; (x) certain customer/Cardholder support services; (xi) Card Production Services; (xii) Gateway Services; and, (xiii) HSA Card Services.

“Incidental Deconversion Fees” means fees as quoted by Vendor and associated with a Deconversion which would apply to a deconverting Customer on a per event basis and is not part of the Basic Deconversion Services.

“Instant Issue Debit Card Support” * means Vendor’s support of certain instant issue debit cards issued by Customer at its financial institution location(s) and the provision of Vendor’s Debit Card Services thereto via feature functionality within Vendor’s system (all in accordance with Vendor’s standards and at Vendor’s standard fees, unless otherwise agreed to by Vendor).  Vendor makes no warranties or representations regarding the Cards or Vendor’s support thereof, including but not limited to:  that the Cards will perform all types of transactions or that the Cards and Customer’s issuance thereof complies with all Network Documentation and all federal, state and local laws, rules and regulations.  Customer shall be solely responsible for all risks associated with its issuance of the Cards, including but not limited to security risks (including those related to ensuring the security of CVV/CVC keys), fraud risks, and lost/stolen and chargeback liability.

“Intercept” means the Data Center (which is Vendor if Vendor is providing Customer with Intercept services) which is responsible for operating Customer’s authorized Terminals or otherwise acquiring Customer Transactions or other non-Customer Transactions authorized by Customer and Vendor and routing those Transactions to and from a Switch or gateway provider.

“Interchange” means a pass through fee established by a Network and/or bankcard association which is assessed based on a given transaction type.

“Issuer” means the Person who issues and owns Cards.

“Item” means any electronic message which communicates and effects a Transaction between Customer and its customer through a Terminal and which include but are not limited to the date, type and amount of such Transaction, identification of the customer, the Customer, the Terminal identifier, the location of the Terminal, the PIN and authorization code.

“Laws or Regulations” means all rules, laws and regulations including, without limitation, compliance with any Federal, State or local law or rule or regulation including but not limited ****.

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“Manual” means any and all of the Vendor’s applicable standard manuals or other written standards, as modified from time to time, which define and describe the standards and procedures necessary to preserve the integrity and quality of the Services and which were created by or for Vendor.

“Mobile Banking Services” * means Vendor’s standard service offering, through its third party subcontractor, whereby Customer’s of customers may utilize mobile/wireless devices to perform certain functions and transactions such as account balance inquiries, view account transaction history, perform intra-bank account transfers and such other functionality/transactions as may be supported and changed by Vendor from time to time.  Receipt of this service requires Customer’s execution of an addendum/amendment to their Agreement with Vendor, a participation agreement with Vendor’s subcontractor, a wireless carrier addendum and such other documentation as may be reasonably required by Vendor.

“Network” means a shared electronic funds transfer system operating under a common name whereby financial institutions and others are able to route, process and settle certain financial Transactions.

“Primary Access Number” (PAN) means a unique number used by Customer to identify its Cardholders to whom a valid Card has been issued and which number is encoded on the magnetic stripe on such Card.

“Processor” means the Data Center (which is Vendor if Vendor is providing Customer with Processor services) which provides authorization services for Customer’s Cardholders or other cardholders authorized by Customer.  The Processor is the first data center to receive a Transaction from the Switch or gateway provider.

“Real Time Decisioning” (“RTD”) means the standard service provided by Vendor as additional functionality to its Fraud Detection/Monitoring Services and which are designed to enable a Customer to implement certain transaction authorization strategies that incorporate a range of risk elements into the authorization decision in order to block or authorize a transaction.  Customer may use a range of risk elements to create an authorization decisioning rule designed to block transactions that may have a likelihood of fraud.  Customers may also exclude certain cardholders from the blocking criteria.  Fraud detection investigates approved transactions that are likely to be fraudulent; whereas, RTD works to decline the potentially fraudulent authorization.

“Rules” means the Rules and Regulations of Vendor and the Networks in which Customer directly or indirectly participates, as adopted by the Board of Directors of such Networks and Vendor and as amended from time to time including any and all addenda thereto.

“Site” means the Vendor’s Data Center located at ****, or such other location at which Vendor may choose to house its Data Centers.

“Software Distribution Services” * (“SDS”) means those services provided by Vendor (in accordance with Vendor’s standards and at Vendor’s standard fees, unless otherwise agreed to by Vendor and Customer) utilizing Vendor’s system and the installation of a software agent designed to allow remote distribution of certain software to Customer’s ATMs.

“Stand In Processing” means the process whereby Vendor authorizes Transactions in the place of Customer’s Processor at times when Processor is unable to authorize such Transactions in accordance with Vendor’s standards.

“Standard Electronic Transmission” means the transmission of reports or files using the **** (“****”) or the **** (“****”) facilities or other facilities supported in accordance with Vendor’s standards.

“Standards” means Manual and Rules.

“Switch” means the Data Center (which may be Vendor) which provides the communications interface between Intercepts and Processors and possibly gateways, and the systems and procedures required to facilitate Terminal sharing for Cardholder acceptance between Customer’s Cardholders and/or other cardholders authorized by a specific Network when Customer is authorized to participate in such Network.

“USA/Canada Transaction” means a Transaction as defined in the **** and/or **** and/or other applicable Network by-laws and/or operating regulations.

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“****” means a Transaction as defined in the **** and/or **** and/or other applicable Network bylaws and/or operating regulations.

“****” means a Transaction as defined in the **** or **** and/or other applicable Network by-laws and/or operating regulations.

* Service requires execution of a specific addendum and/or amendment between the parties prior to commencement of receipt of such service.

THE PARTIES ACKNOWLEDGE THAT THE MASTER SERVICES AGREEMENT BETWEEN THEM, AS SUPPLEMENTED BY THIS AND OTHER ADDENDA, SET FORTH THE COMPLETE AND EXCLUSIVE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SERVICES PROVIDED.

VENDOR: FIFTH THIRD PROCESSING SOLUTIONS, LLC

By:	/s/ Charles D. Drucker

Name:	Charles D. Drucker

Title:	Chief Executive Officer

Date:	June 30, 2009

CUSTOMER: FIFTH THIRD BANCORP

By:	/s/ Paul L. Reynolds

Name:	Paul L. Reynolds

Title:	Executive Vice President, Secretary and Chief Legal Officer

Date:	June 30. 2009

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SERVICE LEVEL SCHEDULE TO THE CORE SERVICES ADDENDUM

TO THE MASTER SERVICES AGREEMENT

Vendor agrees to provide the Services in accordance with and subject to the following Service Level Standards, provided Vendor shall not be in default of the Agreement nor liable for any failure to maintain such telecommunication, computer capacity, staff or other service level contained herein as a result of an event as described in Section 7.(c) of the Master Services Agreement or otherwise due to the failure of a third party or Customer’s failures including without limitation its failure to utilize Vendor’s preferred processing methods (e.g. use of Vendor’s automated ATM monitoring system)  and Vendor shall be excused from performance of all or any such telecommunication, computer capacity, staff or other service level until such event has been removed and Vendor has had a commercially reasonable time to perform hereunder.  Vendor and Customer agree that each service level (i.e. performance/availability) provided in this addendum and Vendor’s performance thereof shall be measured on a non-cumulative, month-to-month basis:

I.              CRITICAL SERVICE LEVEL STANDARDS

****

II.            PRIMARY SERVICE LEVEL STANDARDS

****

III.           SECONDARY SERVICE LEVEL STANDARDS

****

IV.           TRACKED SERVICE LEVEL STANDARDS

****

V.            REPORTING OF SERVICE LEVEL STANDARDS

****

VI.           PROCESSING FEE REBATES BASED ON THE PERFORMANCE OF SERVICE LEVEL STANDARDS

****

VII.         TERMINATION OF SERVICES OR AGREEMENT BASED ON PERFORMANCE OF CRITICAL SERVICE LEVEL STANDARDS

****

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VIII.        ISSUE RESOLUTION

Vendor and Customer agree that in order to address any concerns related to the Performance Standards, Vendor will:

****

2

FEE SCHEDULE TO THE CORE SERVICES ADDENDUM

TO THE MASTER SERVICES AGREEMENT

This Fee Schedule shall be a Schedule to the Core Services Addendum to the Master Services Agreement between Fifth Third Bancorp (“Vendor”) and Fifth Third Bancorp behalf of itself and its subsidiaries and affiliates (“Customer”) dated June 30, 2009 (“Agreement”). The following fees will apply for the Services specified in this Schedule, during the Initial Term of the Agreement.

A.	SETUP FEES

	1.	Institution (per acronym)	****
	2.	Debit Card Services (per program)	****
	3.	Card Production Services	****
	4.	Fifth Third Direct Services	****
	5.	ATM, POS or Other Network Gateway Services (all networks) connect and/or disconnect	****
	6.	Terminal Definitions (add or delete)	****
	7.	Terminal Changes	****
	8.	Balance File Set Up	****
	9.	Card Activation Services	****
	10.	EBT Services connect and/or disconnect	****
	11.	EJ Upload	****
	12.	Fee Assessment	****
	13.	Fraud Detection	****
	14.	Overdraft Screen Support Set-up	****
	15.	Promotional Messaging (ATM screen and receipt)	****
	16.	Remote DES Key	****
	17.	Reward Program	****
	18.	Surcharging	****
	19.	Selective Surcharging	****
	20.	3-D Secure	****
	21.	Preference Per ATM setup	****
	22.	Operator Security Monthly: STD	****
	23.	Operator Security Monthly: Custom	****
	24.	Software Distribution	****
	25.	Other Services	****

B.	ISSUER SERVICES

	1.	Cardholder Transactions
		a.	Transactions by Client’s Cardholders	****
		b.	Transactions by Client’s Cardholders: On-Us	****
		c.	Transactions by Client’s Cardholders: Audio Transactions	****
		d.	Transactions by Client’s Cardholders: BILLPAYER 2000	****
		e.	Transactions by Client’s Cardholders: Internet Banking	****
	2.	Residency Fees
		a.	ATM Card Residency — Extended (CIF information)	****
		b.	ATM Card Residency	****
		c.	Account Residency: DDA	****
		d.	Account Residency: SAV	****
		e.	Account Residency: I/L	****
		f.	Account Residency: Social Security Record	****
		g.	RCD Card Residency	****
	3.	Stand-in/PIN Validation
		a.	Stand-in Negative File Monthly Base Fee	****
		b.	Stand-in transaction Surcharge: PIN	****
		c.	Stand-in transaction Surcharge: Signature	****
	4.	Proprietary Card Program (i.e. non-branded, and /or private label cards)
		a.	Proprietary Cardholder Fee	****
		b.	Proprietary Account Statements	****
		c.	Proprietary Account Payments	****
		d.	Proprietary Cardholder Customer Service	****
		e.	Proprietary Cardholder Residency Fee	****

C.	DEBIT AND CREDIT CARD SERVICES

	1.	Transaction Fees
		a.	Authorization Fee	****
		b.	Authorization Fee: Operator Assisted	****
		c.	Posted Item Fee	****
		d.	Online Force Post Hold Item Fee	****

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		e.	Account Payments		****
	2.	Residency Fees
		a.	Account Maintenance Support Fee		****
		b.	Account Residency Fee		****
		c.	Card Residency Fee: Extended (CIF information)		****
		d.	Card Residency Fee		****
		e.	Statement-to-Date		****
	3.	Chargeback (Debit/Credit) & Draft Retrieval Fees
		a.	Chargeback/Representment		****
		b.	Chargeback: Manual Research Fee		****
		c.	Draft Retrieval Requests -****		****
		d.	Draft Retrieval Requests — ****		****
	4.	Switch Fees
		a.	Authorization Switch Fee		****

D.	CARD PRODUCTION SERVICES

	1.	ATM Cards
		a.	Emboss/Encode: Instant Issue ATM Plastics (minimum order - 500 cards)		****
		b.	Emboss/Encode: Custom Issue ATM Plastics		****
		c.	File: ATM Daily Card Issue File		****
		d.	File: ATM Daily Card Issue File - External (delivery to a non-Fifth Third vendor)		****
		e.	File: ATM Monthly Reissue		****
		f.	File: ATM Monthly Reissue - External		****
		g.	Premailers: ATM (includes Vendor standard forms and envelopes)
			****	- ****	****
			****	+	****
		h.	Stuff/Mail: ATM Plastics (includes Vendor standard forms and envelopes)
			****	- **** cards	****
			****	+ cards	****
	2.	Debit/Credit Cards
		a.	Emboss/Encode: Debit Plastics		****
		b.	File: Debit Daily Card Issue		****
		c.	File: Debit Daily Card Issue - External (delivery to a non-Fifth Third vendor)		****
		d.	File: Debit Monthly Reissue		****
		e.	File: Debit Monthly Reissue — External (delivery to a non-Fifth Third vendor)		****
		f.	Premailer: Debit (includes Vendor standard forms and envelopes)		****
		g.	Test Cards		****
	3.	Prepaid/Stored-value/Gift Cards
		a.	Generic Plastic without logo		****
		b.	Generic Plastic with logo		****
	4.	Miscellaneous Card Production Fees
		a.	Generic Stock: Cards		****
		b.	Generic Stock: Card Carrier		****
		c.	Generic Stock: Custom Card Carrier		****
		d.	Graphics on Generic Card (logos on card)		****
		e.	Insertion of Forms
			Forms will be supplied by Customer at Customer’s expense and stuffed into card carriers and/or premailers as requested by Customer		****
		f.	Pre-print Card Carrier Surcharge		****
		g.	Special Card Handling (e.g., card pulls, rushes, etc.)		****
		h.	Sticker Services (includes sticker & application)		****
		i.	Storage Fees
			1st **** cards		****
			Additional quantities over **** cards		****
		j.	Clue Mailers		****
		k.	Collection MGMT-Private Label		****
		l.	Other Services		****

E.	TERMINAL SERVICES

	1.	Terminal Transactions
		a.	Transactions on Client’s ATMs (excludes On-Us)		****
	2.	Terminal Support
		a.	ATM Access Fee		****
		b.	ATM Access Fee: Dial		****
		c.	ATM Access Fee: SmartModem		****
		d.	ATM Access Fee: Wireless		****
		e.	ATM Monitoring Fee		****

2

F.	GATEWAY SERVICES

	1.	Network Adjustment Fee
		a.	Network Adjustment Fee	****
	2.	National Network Fees
		a.	Cirrus/**** Monthly Access Fee	****
		b.	Plus Monthly Access Fee	****
		c.	**** Monthly Access Fee	****
		d.	American Express Monthly Access Fee	****
		e.	Discover Card Monthly Access Fee	****
		f.	Interlink Monthly Access Fee	****
		g.	Maestro Monthly Access Fee	****
		h.	Client Cardholder Gateway Fee	****
		i.	Client Acquired Gateway Fee	****
	3.	National Network Monthly Access Fee — Pass Thru
		a.	Cirrus/**** Monthly Network Pass Thru Fee	****
		b.	Plus Monthly Network Pass Thru Fee	****
	4.	Regional Network Fees
		a.	Regional Network Access Fee	****
		b.	Client Cardholder Gateway Fee	****
		c.	Client Acquired Gateway Fee	****
	5.	EBT Network Fees
		a.	EBT Network Access Fee	****
		b.	Client Cardholder Gateway Fee	****
		c.	Client Acquired Gateway Fee	****
	6.	Regional and national Network Documentation		****
	7.	Jeanie Network Fees
		a.	Annual License Fee	****

G.	MISCELLANEOUS SERVICES

	1.	Adjustment System Fees
		a.	Adjustment System File Residency	****
		b.	Adjustment System Records	****
		c.	Adjustment System Updates	****
	2.	Balance File Record Update Fee		****
	3.	Federal Reserve Fee		****
	4.	Card File Updates (Workstation and Other)		****
	5.	File Transmission Fee		****
	6.	DEPSI Records
		a.	DEPSI Record File Residency	****
		b.	DEPSI Record Updates	****
	7.	Other Services		****
	8.	Programming Services		*****
	9.	Compliance, and/or Regulatory Assessments (Legal and/or Network)		****
	10.	Third Party Software and Related Support		****

* ****

H.	VALUE ADDED SERVICES

	1.	Card Activation
		a.	Card Activation Monthly Fee	****
		b.	Card Activation Fee (via audio, EFT, 3-D Secure)	****
	2.	Card Extract Services
		a.	Card Extract File Processing	****
		b.	Card File Updates	****
	3.	Fee Assessment/Surcharge Rebate
		a.	Fee Assessment/Surcharge Rebate Per Category Fee	****
		b.	Fee Assessment/Surcharge Rebate Transaction Fee	****
	4.	Fifth Third Direct/Workstation
		a.	Fifth Third Direct Access Fee (host access, reports, adjustments, chargebacks)	****
		b.	Fifth Third Direct Active ID Fee	*****
		c.	Fifth Third Direct Active ID Surcharge (dial access only)	*****
		d.	Operator Security Monthly: STD	****
		e.	Operator Security Monthly: Custom	****
		f.	Reports Direct	****
*Each ID that is used in a given month, as determined by Vendor’s records of Customer Ids that have logged onto Fifth Third Direct during the month, will result in a separate access fee charge.
	5.	Fraud Detection/Lost and Stolen
		a.	Fraud Detection Monthly Fee	****
		b.	Fraud Detection Card Residency	****
		c.	Fraud Detection Cardholder Transaction Fee: PIN	****

3

	d.	Fraud Detection Cardholder Transaction Fee: Signature/Credit	****
	e.	Fraud Detection Case Fee	****
	f.	Fraud Detection Custom Rule	****
	g.	Real Time Decisioning	****
	h.	Cardholder Exclusion Processing Monthly Fee	****
	i.	Auto Fraud Reporting Monthly Fee	****
	j.	Automated Fraud Reporting Item Fee	****
	k.	Cardholder Exclusion Processing (partition/fill-a-tier — assessed on a non-cumulative, monthly basis)*
		**** – **** exclusion/exceptions	****
		**** – **** exclusions/exceptions	****
		**** – **** exclusions/exceptions	****
		**** + exclusions/exceptions	****
*Example only:
If Customer has a total of **** Cardholder Exclusions/Exceptions in a given month, Customer shall be assessed and will pay Vendor for such processing in that month as follows:
**** exclusions/exceptions X $****/card = $**** plus
**** exclusions/exceptions X $****/card = $****
TOTAL= $****

	j.	Lost and Stolen Card Support Fee	****
6.	Overdraft Screen Support
	a.	Overdraft Screen Support Base	****
	b.	Overdraft Screen Support Transaction Fee	****
7.	Promotional Messaging (ATM Screen and Receipt)
	a.	Receipt and Screen Monthly Base Fee	****
	b.	Screen Only Monthly Base Fee	****
	c.	Receipt Only Monthly Base Fee	****
	d.	Receipt and/or Screen Per ATM Fee	****
8.	Remote DES Key and EJ Upload
	a.	EJ Upload Monthly Per ATM Fee	****
	b.	Remote DES KEY Monthly Per ATM Fee	****
	c.	Remote DES Key Per Download Fee	****
9.	Surcharging/Selective Surcharging
	a.	Surcharging Base Fee	****
	b.	Surcharging Base Fee Per ATM	****
	c.	Selective Surcharging Base Fee	****
	d.	Surcharging Transaction Fee	****
10.	Enhanced Chargeback Processing
	a.	Enhanced Chargeback Monthly Fee	****
	b.	Enhanced Chargeback/chargeback/Representment	****
11.	ATM Preferences
	a.	Per ATM monthly Fee	****
	b.	Card Residency Fee	****
	c.	Transaction Access Fee	****
12.	Mini-Statements (assessed to both card and ATM transactions)		****
13.	3-D Secure (includes Verified by ****and **** Secure Code)
	a.	3-D Secure Access Fee	****
	b.	3-D Secure Enrollment/Authentication/Password Change	****
14.	SAFE Reporting Support
	a.	Monthly Fee	****
	b.	Per SAFE Reporting Item Fee	****
****
15.	Software Distribution
	a.	Access Fee	****
	b.	Per ATM/terminal Fee	****
16.	Rewards Services		****
17.	Miscellaneous Value Added Services		****

I.      COMMUNICATION SERVICES  (includes frame relay, WAN, ports, modems, circuits, routers, equipment, maintenance, dial devices/charges, usage fees, access fees, wireless devices, etc.) shall be charged and assessed to Customer by Vendor on a straight pass-through basis with no mark-up or additional fees (e.g. Vendor administrative fee, etc.) added by Vendor.

Customer acknowledges and agrees that the fees for the individual Services set forth above shall be applied pursuant to the terms of Section 4 of the Master Services Agreement (including any amendments thereto).

“On-Us” transactions listed above will be defined as Customer’s cardholder(s) performing a transaction at Customer’s ATM(s), including such activity occurring within an acronym as well as such activity among acronyms under the holding company structure of Customer.

Fee Schedule 2-24-09.doc

4

DECONVERSION SCHEDULE TO THE CORE SERVICES ADDENDUM

TO THE MASTER SERVICES AGREEMENT

DECONVERSION SERVICES

Vendor shall provide Deconversion Services to Customer or its designee to allow the Services to continue without interruption to Customer or its customers and to facilitate the orderly transfer of Services to Customer or its designee regardless of the reason for the expiration or termination of this Agreement, provided, if the Agreement is terminated by Vendor for Customer’s failure to pay undisputed amounts due to Vendor, Vendor may require Customer to pay monthly, in advance, for Services to be rendered during such deconversion and transition from Vendor’s Services.   Vendor will provide copies of Customer’s cardholder data in a format as mutually agreed to by the parties and at Vendor’s then standard fees for such reports, subject to the provisions of this Agreement regarding deconversion costs.  In addition, Vendor will provide the following Deconversion Services in addition to such custom/special services as may be requested by Customer:

ACRONYM DECONVERSION

REROUTING OF TRANSACTIONS [SUP]

•Block and/or reroute cardholder transactions

•Block on-line adjustments

NETWORK SUPPORT [NET]

•Verify support charges associated with providing communications support through a specified date either client requested removal date or the de-conversion date

•Coordinate cancellation of data circuit(s)

•Bill costs associated with removal of any communications equipment

•Bill costs associated with retrieving Fifth Third equipment (i.e. leased modems, PC Package, etc.)

BILLING SYSTEM DELETION [BIL]

•Review contract-related charges or past-due payments on prior billings

•Review costs if associated with an early termination of Fifth Third contracts

•Verify final bill is prepared and sent

•Remove institution from billing system (delete service codes, inactivate billing)

•Rerouting of billable items to new destination

•Reroute billing to inactive bill group

DATA BASE FILE DELETIONS [FDM]

•Purge on-line adjustment files (ADJ)

•Purge DEPSI adjustment files (DEP)

•Purge Customer Relationship files (CRF)

•Purge Card files (i.e., JCD, FTS, MCD & SCD)

•Remove VSAM definitions and perform reorganization of files

ON-LINE INSTITUTION SET-UP DELETIONS [FDM TRM CMM]

•Remove set-up from on-line information file

•Remove set-up from data base definition table

•Remove set-up from multiple internal tables:

•RAFT

•MATE

•Batch JCL

•RJE & VTAM/NCP

SETTLMENT FILE DELETIONS [SET]

•Remove settlement information

•Remove R&T number from routing tables

•Remove print destinations and routings

•Remove institution from batch EFT tables

COMMUNICATION DEFINITION DELETION [CMM]

•Remove set-up from Fifth Third Communication definitions

•Remove batch processes

•Telecommunication disconnects

•Gateway access disconnects

DEBIT CARD PRODUCT DECONVERSION [BCD] — if applicable

• Deactivate bin

• Close accounts, block reissues

• Remove print destinations and routings

• Remove masterfile/database records

• Remove set-up from bankcard definition table

• Remove bin definition

CARD PRODUCTION DECONVERSION [CRD] — if applicable

•Remove processing entries from Card Production History file

•Remove CP table entries (FTBCPTBL)

•Remove reporting/communication entire from CPCDEF

ATM DECONVERSION/DISCONNNECT [TRM] — per ATM

• Removal of ATM definition from Fifth Third system

• Update CCF for module change

• Updates modules

• Process module and stage task for implementation during next system cycle

2

FEES ADDENDUM (ADDENDUM A)

This Fees Addendum is part of the Master Services Agreement (“Agreement”) entered into by and between Fifth Third Bancorp (“Customer”) and Fifth Third Processing Solutions, LLC (“Vendor”) as of June 30, 2009 and is subject to the terms and conditions therein.  Any capitalized terms not defined herein shall have the same meaning as set forth in the Agreement.

1.	STANDARD HOURLY RATES (“SHR)

	a.	****		Programming Services

	b.	****		Consulting Services

	c.			Testing and Certification (not inclusive of Programming and/or Consulting Services, as applicable)

		i.	****	Per day support

		ii.	****	Per hour support

	d.	****		Customer Service

	e.	****		Operational Support

	f.	****		Deconversion Support - which are any Services provided by Vendor in addition to Basic Deconversion Services, as required by the Agreement in connection with Customer’s deconversion from Vendor

2.                                       ADJUSTMENT SYSTEM ACCESS SERVICES

a.			Adjustment System file setup

	i.	****	Single Institution (non Intercept/Processor) files set up

	ii.	****	Intercept/Processor file set up

b.			Adjustment System file residency

	i.	****	Single Institution (non Intercept/Processor) file residency

	ii.	****	Intercept/Processor file residency

c.	****		Adjustment System updates

d.	****		Depository Settlement Interface (DEPSI) file set up

e.	****		DEPSI file residency

f.	****		DEPSI file updates

g.	****		Network Adjustment Fee

3.                                       ATM DEFINITION AND MAINTENANCE SERVICES

a.	****	Add Terminal

b.	****	Delete Terminal

c.	****

A Terminal Change is defined as any change to a Terminal on Vendor’s system, and does not include Add/Delete Terminals, changes to Terminals to add Value-Added Services, or enhancements to current Services.

d.	****	Paper DES Key change made during standard updates

e.	****	ATM access fee: charged per Terminal resident

f.	****	ATM access fee: Dial, charged per Terminal resident

g.	****	ATM access fee: Smart Modem, charged per Terminal resident

h.	****	ATM access fee: Wireless, charged per Terminal resident

i.	****	ATM monitoring fee: charged per Terminal resident

j.	****	Multi-point Communication Management Fee

k.	****		Low-End Dial Management Fee

l.	****		Bisync ATM Management Fee

m.	****		Foreign Balance Inquiry Setup Fee

n.	****		ATM Leasing Fee - based on the terms and vendor option chosen by Customer.

ATM Preferences

	i.	****	ATM Preferences Setup Fee

	ii.	****	ATM Preferences Base Fee

	iii.	****	ATM Preferences Card Residency Fee

	iv.	****	ATM Preferences Transaction Access Fee (applies to each Cardholder transaction at an ATM that supports ATM Preferences)

o.			ATM Software - K3A Software*

	i.	****	K3A Software one time set up fee

	ii.	****	K3A Software annual maintenance fee per ATM per year

	iii.	****	K3A Software one time license fee per ATM

p.			ATM Software Distribution *

	i.	****	Software Distribution one time set up fee

	ii.	****	Monthly Software Distribution ATM service fee

	iii.	****	Monthly Software Distribution service participation fee - based on number of ATMs per ACRO

	iv.	****	Software Distribution transfer fee with Customer provided content

q.			Cash Management Services*

		i.	****	ATM monthly Cash Management fee

		ii.	****	Branch Vault Cash Management fee

		iii.	****	One time set up fee based on the total number of ATMs converted at the time

		iv.	****	Bundle price for Branch Vault Cash Management & one ATM at same location. Each additional ATM at same location is ****

4.	AUDIO BANKING SERVICES

	a.	****		Set up fee

	b.	****		Monthly fee

	c.	****		Transaction fee

	d.	****		Telecomm: audio fee

5.	BALANCE EXTRACT FILE PROCESSING SERVICES

	a.	****		Balance file set up fee, plus testing and certification at Standard Hourly Rates

	b.	****		Balance file record fee (for all received records)

	6.	CARD ACTIVATION SERVICES

	a.	****		Audio activation set up fee, plus telecommunication fees as quoted

	b.	****		Card activation monthly fee

	c.	****		Card activation/O-block removal via EFT, audio or 3-D Secure Service

	d.			Vendor Customized Activation Services

		i.	****	Set up fee

		ii.	****	Monthly fee

		iii.	****	Telecommunication Fees

	e.	****		ANI (Automatic Number Identification) set up fee

	f.	****		ANI Validation

	g.	****		IVR PIN Creation

7.	CARD EXTRACT PROCESSING SERVICES

The card extract processing service pricing as detailed in the Legacy Card Extract Processing Services will be discontinued in 2009 and will no longer be offered. Standard card extract services are offered and priced in accordance with the terms in Section 7.a., below, as a result of necessary enhancements and technological upgrades to our original, legacy card extract services.

a.			Standard Card Extract Processing Services

	i.	****	Card Extract file set up fee

	ii.	****	Card Extract monthly fee

	iii.	**** - after the first **** files	Card Extract file processing

	iv.	****- after the first	Card/account/customer record updates via card extract file
**** updates

b.			Legacy Card Extract Processing Services

	i.	****	Legacy Card Extract file set up fee

	ii.	****	Legacy Card Extract file processing

	iii.	****	Legacy Card/account/customer record updates via card extract file

8.	CARDHOLDER AND ACCOUNT DEFINITION MAINTENANCE SERVICES

	a.	****	Maintenance

Maintenance includes any of the following: BIN maintenance, EFT default limits maintenance (card and account), cardholder Transaction sets, deposit system parameter, account number length (does not include database renumber)

b.	****	Cardholder Track II, in addition to PIN validation set up fees if applicable
Cardholder encryption key, in addition to PIN validation set up fees if applicable
c.	****
Add account file
d.	****
Add card file
e.	****
Account check digiting validation per range, and does not include database re-number
f.	****
Card check digiting validation per range, and does not include database re-number
g.	****

9.	CARD PRODUCTION SERVICES

a.			Card issue file

	i.	****	Initial setup

	ii.	****	Supplied to Vendor’s card production group, created on a Monday - Friday daily basis; excluding Vendor Holidays

	iii.	****	Supplied to non-Vendor card party, created on a **** basis

b.			Monthly card re-issue file

	i.	****	Initial setup

	ii.	****	Supplied to Vendor’s card production group

	iii.	****	Supplied to non-Vendor card production party

c.			Monthly card re-issue report

	i.	****	Initial setup

	ii.	****	per month, this fee is **** for Customer utilizing Monthly card re-issue file service

d.			Processor supplied card production files - Files must be received in Vendor acceptable format and according to Vendor’s standards

	i.	****	Set up

	ii.	****	File Processing Fee

e.	****		Full cardbase re-issue, assessed per request

f.	****		Delete weekly card issue file

g.	****		Delete monthly card issue file

h.	****		Special card handling, plus postage. Any special card handling outside the normal processing procedures (i.e., card pulls, rushes, etc) will incur a special handling fee

i.			Custom Pin Mailer Flashes

	i.	****	ATM cards

	ii.	****	Debit cards

j.	****		Card production stickers, sticker and application included

k.			Card production Sleeves

	i.	****	Insertion of sleeves

	ii.	****	Cost of sleeves*

*Costs of sleeves are based on third party costs and are subject to change at any time and without notice.

l.			Card carriers

	i.	****	Generic Stock: card carrier

	ii.	****	Generic Stock: custom card carrier

	iii.	****	Pre-print card carrier surcharge

m.			Vendor “Clue” and “Account” mailer issuance

	i.	****	Standard clue mailer set up

	ii.	****	Custom clue mailer set up

	iii.	*****	Stuff and mail Clue or Account mailers Stuff and mail includes standard Vendor forms and envelopes but does not include postage

*Subject to a minimum of $**** per month

n.			Card Plastics Destruction Fee*

	$**** **** - **** cards		*not including any programming fees which may be applicable

$******** - **** cards

$**** **** - **** cards

$**** **** - **** cards

$**** **** - **** cards

$**** over **** cards

o.			Card Proof

	i.	****	Generic Card Proof

	ii.	****	Custom Card Proof

p.	**** per **** cards		Card Unpacking Fee (Non-Fifth Third orders only)

q.	****		Card Production Deconversion Fee

10.                                 COMMUNICATION SERVICES

The following fees are quoted on a customized solution provided to each customer, and the following is provided as a general guideline based upon services and fees available at the time of printing.

a.				Host Communication and Port Fees

	i.	****		Comm Controller Port Fee

	ii.	****		Host Comm Fee: <9.6

	iii.	****		Host Comm Fee: 9.6 to 14.4

	iv.	****		Host Comm Fee: 14.4 to 19.2

	v.	****		Host Comm Fee: 56k

	vi.	****		Host Comm Fee: Multi Point

	vii.	****		Host Comm Fee: Private Multi

	viii.	****		Host Comm Fee: Shared

	ix.	****		Shared Multi Point Device Fee

b.	****			Dial-up devices (CRT, RJE, FTP, Terminal, etc.)

c.	****

PU2 Support (Token Ring, etc.), the number of which will be determined from time to time by Vendor in accordance with Vendor’s standards and records and will be based on PU2 definitions on Vendor’s system.

d.				Communication Support

	i.			Communication set up fee. Standard Electronic Transmission using IBM

		a.	****	Standard Electronic Transmission using IBM standard remote job

		b.	****	Port Fee

		c.	****	Reports Fee

	ii.			Access fee

		a.	****	First destination

		b.	****	Additional destinations on a per destination basis

	iii.			Usage Fees

		a.	****	Dial Line/Internet/VPN

		b.	****	Connect Mailbox/ Connect Enterprise

		c.	****	Leased Line (NJE, FTP, Connect Direct)

	iv.	****		Secure Internet File Transfer Fee (SIFT)

e.				Router Communication Port Fees

	i.	****		Async Dial

	ii.	****		CLS I VPN FTP

	iii.	****		CLS II VPN AU

	iv.	****		Ethernet

	v.	****		Frame ATM

	vi.	****		FTPS Frame 56/64 k

	vii.	****		FTPS Frame >64 k

	viii.	****		HUS Customer

	ix.	****		ISDN

	x.	****		ISDN Only Disaster Recovery

	xi.	****		Serial<56k

	xii.	****		Serial 56/64 k

	xiii.	****		Serial >64 k

	xiv.	****		Test Port Access

	xv.	****	Token Ring

	xvi.	****	Vendor Frame

	xvii.	****	VPN Set-up Fee

	xviii.	****	VPN

f.			Remote Authorization Interface

	i.	****	Remote authorization interface from Vendor to each account authorization Data Center using standard Vendor format.

	ii.	****	Remote authorization interface from Vendor to each account authorization Data Center using non-standard Vendor format.

g.			Telecomm Fees

	i.	****	Telco high-end Dial ATMs: Financial

	ii.	****	Telco high-end Dial ATMs: Non-Financial

	iii.	****	Telco low-end Dial ATMs: Financial

	iv.	****	Telco low-end Dial ATMs: Non-Financial

	v.	****	Telco SmartModem ATMs: Financial

	vi.	****	Telco SmartModem ATMs: Non-Financial

	vii.	****	Telco Wireless ATMs: Financial

	viii.	****	Telco Wireless ATMs: Non-Financial

11.                                 DATA BASE PROCESSING

The following fees do not include any programming efforts that may be required to support special requests made by Customer. The following fees include **** (****) test and **** (****) production file. Vendor reserves the right to add an additional hourly charge to the following fee if it processes additional files.

a.	****	Purge of account or cluster file

b.	****	Re-number of account or cluster file to

	****	preserve the password for cluster files when requested or if applicable

c.	****	Special update of extract file from Customer supplied bath file in Vendor specified format (including reruns and manual override support)

d.	****	Card management file conversion fee

e.	****	Online maintenance

f.	****	Other CRT Updates

g.	****	ATM Card to Debit Card re-issue implementation fee, in addition to card production costs per Customer’s Agreement, subject to a maximum of $****.

h.	****	Set Up Fee for ATM Card to Debit Card upgrade program

12.                                 DEBIT/CREDIT SPECIAL PROGRAM SERVICES

a.	****	Create Mailing Labels

b.	****	Create Automated Letters

c.	****	Standard Messages

d.	****	Move Cycle Codes

e.	****	Bankfile Change

f.	****	Credit Line Increase Program

g.	****	Skip a Pay program

h.	****	Set up of additional Program (consumer, business, etc.)

i.	****	Deconversion of Debit Card Program

j.	****	Deconversion of Agent Credit Card Program

k.	****

BIN Retention Fee. BIN Retention Fees shall be assessed for cards defined on Vendor’s system at the time of Customer’s conversion from Vendor’s system, and at Vendor’s option shall be subject to a $**** minimum. Customer shall be responsible for BIN Retention Fees until Vendor is released from liability for the BIN from the Network.

l.	****

BIN Acceptance Fee. Vendor will convert and maintain Customer’s old debit card BIN in order to accept trailing transaction and/or chargeback activity from the Network. Customer shall be responsible for BIN Acceptance Fees until Vendor is released from liability for the BIN from the Network. All Chargeback services occur during regular business hours and any or all services may be provided by an affiliate or division of Vendor. The Customer is responsible for its compliance with Reg. E, routing of inbound calls, and sending disputes to Vendor. Enhanced Chargeback service may include Vendor acknowledgment of a Cardholder dispute and followup with provisional credit issuance, in addition to standard support services.

m.	****	Chargeback/Representment

n.	****	Chargeback/Representment - Manual Research Fee

o.	****	Draft Retrieval Requests

p.	****	Enhanced Chargeback Monthly Fee

q.	****	Enhanced Chargeback/Representment Fee

13.                                 EJ UPLOAD SERVICES

a.	****	EJ Upload Customer Set up, in addition to the per Terminal Set Up fee

	****	EJ Upload Terminal Set up

b.	****	EJ Upload Monthly ATM fee

14.                                 EBT SERVICES

a.	****	Set up Fee

b.	****	Disconnect fee

c.	****	Monthly program access fee

d.	****	Documentation (if supplied by Vendor)

e.	****	Documentation: Amendments/Supplements (if supplied by Vendor)

f.	****	EBT acquirer or cardholder gateway fee, in addition to all other transaction fees assessed under this and/or other Agreements.

g.	****	Adjustment Fee

15                                    FEE ASSESSMENT/SURCHARGE REBATE SERVICES (TRANSACTION BASED, CARDHOLDER BASED, OR INTERNATIONAL)

Transaction based: a category in which a fee is assessed on a per transaction basis for each qualified transaction.

Cardholder based: a category in which a fee is assessed per cardholder based on a unit of time or transaction volume threshold.

For each category, a unique set of fee assessment or surcharge rebate parameters can be developed.

a.	****	Fee Assessment/ Surcharge Rebate set up fee

b.	****	Monthly Fee Assessment/ Surcharge Rebate category fee, will be assessed only in the month for which cardholder charges are assessed.

c.	****	Fee Assessment/Surcharge Rebate item fee

d.	****	Add or Change categories

16.                                 FIFTH THIRD DIRECT WORKSTATION SERVICES AND FEES

a.	****	Fifth Third Direct Set up fee

b.	****	Fifth Third Direct monthly access fee

c.	****	Fifth Third Direct monthly active user ID fee

d.	****	Fifth Third Direct active user ID dial-up surcharge in addition to standard ID fee

e.	****	File transfer, in addition to monthly access fee

f.	****	Fifth Third Direct conversion testing, additional testing after first test file is billed at SHR.

g.	****	Reports Direct

h.		Operator Security Fees

Operator security fees are assessed to Customer for the initial set up of the operator security file and security tables, maintenance to those tables at the customer’s request, and the ongoing support to maintain the file and tables. Each member institution can choose one of two available options:

	Option A	Standard Option.

This option allows each institution to assign one of three pre-defined standard security levels to a CRT user. The levels are 1) complete inquiry capability; 2) complete inquiry and complete update capability; 3) complete inquiry and complete update capability except against operator security assignment functions.

	Option B	Customized Option. This option allows each institution to define operator and Terminal security levels according to their specific needs within the system specifications.

i.			Operator Set up fee, includes setup of operator security files, definition of operator and Terminal tables (where applicable) and activation of operator security service.

	i.	****	Option A

	ii.	****	Option B, subject to minimum charge of $****.

j.			Monthly file residency fee

	i.	****	Option A

	ii.	****	Option B

k.			Modification fee

	i.	****	Option A (deletion of service only)

	ii.	****	Option B, subject to minimum charge of $****

17.                                 FRAUD SERVICES

Fraud Detection Services

a.	****	Fraud detection set up fee, on a per program basis

b.	****	Fraud detection service disconnect fee

c.	****	Fraud detection monthly base fee

d.	****	Fraud detection card residency (all card types) in addition to standard card residency fees

e.	****	Fraud detection scored transaction fee: Pin and Signature

f.	****	Case fee

Lost and Stolen Services

g.	****		Lost and Stolen Card Support Fee ($50 minimum)

h.	$****		Emergency **** replacement card calls

i.			Real Time Decisioning

	i.	****	Cardholder Exclusion

j.			SAFE Reporting Service

	i.	****	Monthly SAFE Reporting fee

	ii.	****	SAFE Reporting Service

	iii.	****	Monthly Automated Fraud Reporting Service

		****	Automated Fraud Reporting Service

18.                                 MARKETING SERVICES: DEBIT PORTFOLIO MANAGEMENT (DPM)

a.			Standard Debit Portfolio Management

Standard Debit Portfolio Management includes Customer’s access to Fifth Third’s Marketing Direct internet-web tool, predetermined Annual Drive Calendar, Educational “Webinars” and debit consultation services and requires Customer’s participation in a minimum of **** (****) standard direct mail marketing programs per calendar year (each such program includes institution logo, card artwork, 1-800 customer service telephone number and signature of institution representative). Other/additional requests shall be deemed non-standard customization.

	i.	****	Annual Management Fee for Standard Debit Portfolio Management

	ii.	****	Mail and fulfillment file set up

	iii.	****	Printing and mailing of standard direct mail program materials

	vii.	****	Non-standard customization of marketing materials

b.			Customized Debit Portfolio Management

	i.	****	Marketing program set up

	ii.	****	Mail and fulfillment file set up

	iii	****	Customized consultation, annual marketing drive calendar development, and webinar participation

	iv.	****	DPM Marketing Campaign Tool (This is a Fifth Third Direct enhancement which allows financial institutions to query the cardbase to create targeted mail and fulfillment files)

	v.	****	Printing and mailing of customized direct mail program materials

	vi.	****	Customized follow-up response analysis

	vii.	****	Other customized services

	viii.	****	Non-standard customization of marketing materials

19.                                 MINI-STATEMENT SERVICES

a.	****	Mini-Statement set up fee, does not include ATM set up

b.	****	Terminal set up

c.	****	Mini-Statement Transaction fee, applies to both issuer and acquirer Transactions

d.	****	Demand Deposit Mini-Statement item residency at Vendor, monthly fee

e.	****	Savings Account Mini-Statement item residency at Vendor, monthly fee

f.	****	Other account Mini-Statement item residency at Vendor

g.	****	Testing and certification

20.                            NAME CHANGE - INSTITUTION DEFINITION SERVICES

a.	****	Institution, new acronym set up, in addition to any database Services

b.	****	Name Change - institution definitions

c.	****	Basic Acronym Deconversion

21.                            NETWORK AND GATEWAY SERVICES (NOT INCLUDING EBT)

a.	****	National Network Monthly Access Fee (National Networks include Cirrus, Plus, ****, American Express, Discover, Interlink and Maestro).

b.	****	Regional Network Monthly Access Fee

c.	****	Client Cardholder gateway fee

d.	****	Client acquirer gateway fee

e.	****	Connect or disconnect

22.                            ON-LINE FORCE POST SERVICES

a.	****	On-line force post conversion, in addition to testing and certification

b.	****	On-line force post hold item fee

23.                            OVERDRAFT SCREEN SUPPORT

a.	****	Overdraft Screen Support Setup fee, in addition to testing and certification

b.	****	Overdraft Screen Support Monthly per acronym fee

c.	****	Overdraft Screen Support Transaction Fee

d.	****	Monthly Overdraft Screen Terminal Definition Fee

24.                            PROMOTIONAL MESSAGING SERVICES (SCREEN & RECEIPT)

a.			ATM Receipt Promotional messaging

	i.	****	Receipt set up fee

	ii.	****	Receipt monthly fee

	iii.	****	Monthly Receipt Terminal definition fee

b.			ATM Screen Promotional messaging

	i.	****	Screen set up fee

	ii.	****	Screen monthly fee

	iii.	****	Monthly Screen Terminal definition fee

c.			ATM Receipt & Screen Promotional messaging (combined)

	i.	****	Receipt/Screen set up fee

	ii.	****	Receipt/Screen monthly fee

	iii.	****	Monthly Receipt/Screen Terminal definition fee

25.                            REPORTS AND FILE PROCESSING SERVICES

a.	****

Report Recreate. Prices apply to reprints made within **** days from the creation of the original report and/or files. When more than **** days have elapsed or requests are made outside of Vendor’s standard, fees will be assessed according to SHR .

b.	****

File Recreate. Prices apply to recreations made within **** days from the creation of the original report and/or files. When more than **** days have elapsed or requests are made outside of Vendor’s standard, fees will be assessed according to SHR .

c.	****		Standard Vendor synchronization report (containing Cardholder information)

d.	****		Standard Vendor synchronization file encrypted to Vendor’s standards and delivered via Vendor’s preferred method

Prices apply to the standard Customer Information File (CIF), Cardholder Account File (CAF), and Cluster Synchronization File format, which is a fixed field format with no changes to the fields, and is not in comma delimited format, that are delivered in standard timeframes, via FTP or Fifth Third Direct or PGP Encrypted email. Non-standard formats, including comma delimited, or non-standard timeframes are subject to additional fees.

e.	****		Monthly Transaction location and frequency distribution report

f.			Network BIN reporting

	i.	****	Network BIN reporting set up

	ii.	****	Network BIN reporting, monthly fee

g.	****		International BIN file/surcharging exemptions, weekly transmission of BIN file, one file per week.

h.			BIN file transmission

	i.	****	BIN file transmission set up fee

	ii.	****	BIN file transmission monthly fee

i.			Interchange by ATM file

i.	****		Interchange by ATM file set up fee

ii.	****		Interchange by ATM monthly fee

j.			CRT Activity file

	i.	****	CRT activity file set up fee

	ii.	****	CRT activity file monthly fee

	iii.	****	CRT testing and certification

k.	****

Public/Private file encryption - Public/Private file encryption may not be available for all data types or for all report types, and may be required for certain types of reports or files. Use of such Service may require Customer to purchase software, which is not provided by Vendor, nor available through Vendor.

l.	**** **** - **** cards		Card Compromise Reissue Support -
	**** **** - **** cards		This fee includes Vendor’s standard
	**** **** - **** cards		support services in compiling
**** over **** cards

reports, files, and data available to Vendor relative to a card compromise of Customer’s Cards and Customer’s reissue of those Cards. This fee does not include any Card Production Services , fees (as listed elsewhere in the Agreement) or any third party fees associated with the reissuance of any Cards.

26.                            REMOTE DES KEY SERVICES

a.	****	Remote DES Key Setup

b.	****	Remote DES Key Monthly ATM fee

c.	****	Remote DES Key Download fee, on a per download basis

27.                            REWARDS PROGRAM SERVICES

a.	Direct Network Rewards Program	This rewards program, which is sponsored by the Networks is not currently being promoted by Vendor, but may be supported by Vendor.

	i.	****	Vendor rewards program set up or disconnect fee

	ii.	****	Rewards program monthly file fee

	iii.	****	Rewards program record fee

b.	Rewards! Program*

	i.	****	Rewards! program services are detailed in and subject to a separate Rewards! addendum and fee schedule which shall be executed by Customer prior to the receipt of such Services by Customer.

28.                            SETTLEMENT DEFINITION AND OTHER MAINTENANCE SERVICES

a.	****	Settlement account number

b.	****	includes changes from activity file/report to ACH file; from ACH file to activity file, or from ACH or activity file to activity report.

c.	****	ACH test file

d.	****	Activity file report sort pattern

e.	****	Business day change

f.	****	Holiday schedule change

g.	****	Routing and Transit number change

h.	****	Add or suppress report

i.	****	ACH settlement return item support

j.	****	Federal Reserve settlement, or ****% of amount charged to Vendor or its agent(s) by Federal Reserve, whichever is greater.

29.                                 STAND-IN PROCESSING/PIN VALIDATION PROCESSING SERVICES

a.	****		Stand-in processing set up fee on a per profile basis

b.	****		Stand-in negative file monthly base fee

c.	****		Stand-in transaction surcharge - PIN based, in addition to the base transaction fee only when stand in is active for the processor

	****		Stand-in transaction surcharge - PIN-less, in addition to the base transaction fee only when stand in is active for the processor

d.	****		Negative file residency monthly fee

e.	****		Negative file CRT updates

f.	****		Negative file refresh/synchronization

	****		additional runs each month

g.	****		File transmission via RJE to Processor for analysis

h.			PIN Validation

	i.	****	PIN validation set up existing algorithm

	ii.	****	PIN validation set up new algorithm

	iii.	****	PIN Validation transaction fee surcharge, in addition to standard transaction fee

Vendor can provide PIN validation services for Customer only if the PIN can be derived from the card’s Track II data using a software algorithm and optionally, a key. All Processor transactions will be assessed a base Transaction fee surcharge whether or not each BIN employs the facility and regardless of whether PIN validation is active. Each BIN of Customer can have a different algorithm but not more than one PIN algorithm per BIN. Processor PIN validation services can be activated for all transactions or, optionally, during stand-in processing only. The option selected will apply to all BINs of Customer.

30.                                 SURCHARGING AND SELECTIVE SURCHARGING SERVICES

A category indicates how Customer has decided to identify various transactions (e.g., cash withdrawals, deposits, etc.) relating to a unique network. For each category, a unique set of surcharging charges can be developed.

a.	****	Surcharging set up fee

b.	****	Selective surcharging set up fee

c.	****	Surcharging monthly base fee on a per category basis

d.	****	Selective surcharging monthly base fee

This fee applies to each Network selective surcharging program in which Customer participates. Vendor will support each Network selective surcharging program in accordance with Vendor’s standards including its standard BIN update procedures and timeframes. In the event a given Network changes its selective surcharging requirements in any way and such change has an impact on Vendor’s support requirements, Vendor reserves the right to modify the Base Fee or other fees herein.

e.	****	Surcharging transaction fee

f.	****	Add, delete or change categories or Terminals

g.	****	Custom set up

Any special requests or custom set up either within or outside of a Network selective surcharging program and which is supported by Vendor will be assessed fees at the Standard Hourly Rate.

31.                                 3-D SECURE SERVICES (INCLUDES VERIFIED BY **** AND **** SECURECODE)

a.	****	Customer set up fee

b.	****	Access Fee

c.	****	Enrollment/Password change

d.	****	Authentication

32.                                 TRAINING SERVICES AND DOCUMENTATION SERVICES

a.			Training

	i.	****	Training at a Vendor training facility

	ii.	****	Training at a non-Vendor site in addition to

		****	Vendor’s expenses Web Training - Rates vary per class depending on content. Contact Relationship Management for specific prices.

b.			Documentation

	i.	****	Paper: new and replacement volume

	ii.	****	Paper: update or supplement

	iii.	****	Electronic: new and replacement volume

	iv.	****	Electronic: update or supplement

	v.	****	CD or other media: new and replacement volume

	vi.	****	CD or other media: update or supplement

	vii.	****	Chargeback/Adjustment manual

	viii.	****	Vendor’s Independent Third Party Audit*

*which is provided only upon Customer’s execution of Vendor’s standard non-disclosure agreement, unless otherwise already protected by sufficient confidentiality provisions (as determined by

Vendor) in Customer’s Agreement with Vendor.

c.	****	On-Site Conversion Support Fee - at location other than Vendor’s

33.                                 OTHER SERVICES

****	All Services not listed, or requested outside of standard formats or timeframes

****	Expedite Fee - for any Service requested outside of standard timeframes. Vendor does not represent or warrant that it will be able to meet all such requests.

In the event of an inconsistency between the pricing contained in this Fees Addendum (Addendum A) and the pricing contained in the Master Services Agreement, including any amendment, Addenda (other than this Fees Addendum) or Fee Schedule to the Core Services Addendum, for the same specific Service, the pricing contained in the specific amendment, Addenda or Fee Schedule shall control.

The fees and rates quoted above are for Vendor’s then-current services and for Vendor’s support expended during Vendor’s normal business hours.  Vendor and Customer agree that the fees contained in this Addendum A shall be negotiable unless and to the extent such fees are contained on the Fee Schedule to the Core Services Addendum.

Vendor reserves the right to add an additional hourly surcharge of $****/hour to the above fees for Vendor services and/or Vendor support occurring outside its normal business hours and/or contrary to the guidelines in the Vendor standards.

IN WITNESS WHEREOF, the Vendor and the Customer have caused this Addendum to be executed as of the date first written above.

VENDOR: FIFTH THIRD PROCESSING SOLUTIONS, LLC

By:	/s/ Charles D. Drucker

Name:	Charles D. Drucker

Title:	Chief Executive Officer

Date:	June 30, 2009

CUSTOMER:	FIFTH THIRD BANCORP

By:	/s/ Paul L. Reynolds

Name:	Paul L. Reynolds

Title:	Executive Vice President, Secretary and Chief Legal Officer

Date:	June 30. 2009

[SIGNATURE PAGE TO FEES ADDENDUM]

EXHIBIT A TO THE
MASTER SERVICES AGREEMENT

This is an agreement between Fifth Third Bancorp, on behalf of itself and its subsidiaries and affiliates (“Bank”), and Fifth Third Processing Solutions, LLC (“Vendor”) that is an exhibit to the Master Services Agreement between Bank (sometimes referred to as Customer) and Vendor dated June 30, 2009 (“Agreement”)

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RISK ADDENDUM TO THE
MASTER SERVICES AGREEMENT

This Agreement shall be an Addendum to the Master Services Agreement between Fifth Third Processing Solutions, LLC ( “Vendor”) and Fifth Third Bancorp (“Customer”) dated June,30 2009 (the “Agreement”).  Notwithstanding any other provision of the Agreement, Vendor agrees to the following Risk Standards.  In the event of a conflict between the terms of this Addendum and the Agreement, this Addendum shall control.  To the extent either the Agreement or this Addendum provides greater protection for information security purposes, the parties agree that such greater protection is not a conflict between the terms of this Addendum and this Agreement, but the intent of the parties if to provide the greatest possible protection and security for information subject to the Agreement.

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